EXHIBIT 10.6

                             UNIT PURCHASE AGREEMENT

     UNIT PURCHASE AGREEMENT, dated March 7, 1996, by and between LogiMetrics, Inc., a Delaware corporation (the "Company"), and Cerberus Partners, L.P., a Delaware limited partnership (the "Purchaser").

                              W I T N E S S E T H:

     WHEREAS, on the terms and subject to the conditions set forth herein, the Company desires to sell to the Purchaser, and the Purchaser desires to purchase from the Company, an aggregate of 30 units (the "Units"), each Unit consisting of (i) $50,000 in principal amount of the Company's 12% Convertible Senior Subordinated Debentures due December 31, 1998 (the "Debentures") convertible into 84,746 shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company, subject to adjustment in certain circumstances (each Debenture to be in substantially the form of Exhibit A hereto), and (ii) a Series C Detachable Warrant (collectively, the "Warrants") exercisable at any time prior to March 7, 2003 to purchase 84,746 shares of Common Stock, subject to adjustment in certain circumstances, at an exercise price of $.01 per share (each Warrant to be in substantially the form of Exhibit B hereto); and

     WHEREAS, simultaneously herewith, the Company is entering into an amended and restated credit facility (the "Credit Facility") with North Fork Bank (the "Bank") pursuant to which, among other things, the Bank will make available to the Company up to $2,200,000 in revolving credit loans maturing on October 1, 1997 and a $800,000 term loan maturing on December 31, 1998; and

     WHEREAS, the Credit Facility will be secured by a perfected, first priority security interest in all of the assets of the Company; and

     WHEREAS, the Company has agreed to secure its obligations under the Debentures by granting to the Purchaser (and any subsequent holder of the Debentures) a perfected security interest in all of the assets of the Company, junior only to the security interest securing the Credit Facility (and any authorized replacement thereof); and

     WHEREAS, in order to evidence the grant of the security interest described above, the Company has executed and delivered to the Purchaser one or more security agreements and related documents (the "Security Documents" and, together with this Agreement, the Debentures and the Warrants, the "Transaction Documents") and will take all other action necessary or advisable in relation thereto; and

     WHEREAS, simultaneously herewith, the Company proposes to sell to one or more accredited investors a minimum of 15 and a maximum of 30 units (the "Preferred Stock Units"), each Preferred Stock Unit consisting of (i) one share of the Company's Preferred Stock, par value $.01 per share (the "Preferred Stock"), designated as Series A 12% Cumulative Convertible Redeemable Preferred Stock, stated value $50,000 per share (the "Convertible Preferred Stock"), convertible into 94,340 shares of Common Stock, subject to adjustment in certain circumstances, and (ii) a Series D Detachable Warrant (collectively, the "Series D Warrants") exercisable at any time prior to March 7, 2003 to purchase 94,340 shares of Common Stock, subject to adjustment in certain circumstances, at an exercise price of $.01 per share; and

     WHEREAS, the Company has entered into a financial advisory agreement (the "Advisory Agreement") with Phipps, Teman & Co., LLC ("Phipps Teman") and SFM Group, Ltd. ("SFM") pursuant to which, in return for certain advisory services to be rendered by Phipps Teman and SFM in connection with the issuance of the Units and the Preferred Stock Units, the Company has agreed to pay certain cash fees to Phipps Teman and SFM and issue to Phipps Teman and SFM Series E Detachable Warrants (collectively, the "Series E Warrants") exercisable at any time prior to March 7, 2003 to purchase an aggregate of 1,000,000 shares of Common Stock, subject to adjustment in certain circumstances, at an exercise price of $.40 per share; and

     WHEREAS, in connection with the transactions contemplated hereby, the Company has entered into an employment agreement with Richard K. Laird (the "Laird Agreement") pursuant to which Mr. Laird will become the Chairman of the Board, President and Chief Executive Officer of the Company and will receive options (the "Laird Options") to purchase 1,000,000 shares of Common Stock, subject to adjustment in certain circumstances, at exercise prices ranging from $.40 to $4.00 per share; and

     WHEREAS, in connection with the issuance of the Units and the Preferred Stock Units, the Company is amending the terms of its outstanding 12% Convertible Subordinated Debentures due July 14, 1997 (as so amended, the "1995 Debentures"), and the related Series A Warrants (as so amended, the "Series A Warrants"), each of which is exercisable at any time prior to July 14, 2002 to purchase 40,000 shares of Common Stock, subject to adjustment in certain circumstances, at an exercise price of $.25 per share, and the Series B Warrants (as so amended, the "Series B Warrants"), each of which is exercisable at any time prior to July 14, 2002 to purchase 1,500,000 shares of Common Stock, subject to adjustment in certain circumstances, at an exercise price of $.25 per share to provide, among other things, that (i) the 1995 Debentures will be junior to the Debentures in right of payment, (ii) interest on the Debentures will be payable quarterly and (iii) that the issuance and exercise of the Debentures, the Series C Warrants, the Convertible Preferred Stock, the Series D Warrants, the Series E Warrants and the Laird Options will not trigger certain anti-dilution adjustments in respect of the 1995 Debentures, the Series A Warrants and the Series B Warrants (collectively, the "Restructuring"); and

     WHEREAS, in order to facilitate the issuance of the Units and the Preferred Stock Units, the Board of Directors of the Company has unanimously approved an amendment to the Company's Certificate of Incorporation (the "Amendment") pursuant to which the Company's authorized shares of capital stock would consist of 35,000,000 shares of Common Stock, par value $.01 per share, and 200 shares of Preferred Stock, par value $.01 per share.

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and intending to be legally bound, the parties hereto agree as follow:

                                    Article I

                           Purchase and Sale of Units

     Section 1.1. Purchase and Sale of Units. Upon the terms and subject to the conditions of this Agreement, on the date hereof the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, Thirty
(30) Units at a purchase price of Fifty Thousand Dollars ($50,000) per Unit, for a total aggregate purchase price of One Million Five Hundred Thousand Dollars ($1,500,000) (the "Purchase Price").

     Section 1.2. Closing. The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of the Company at 10:00 a.m. on the date hereof, or at such other time and place as the parties hereto may mutually agree. The time and date of the Closing is hereinafter referred to as the "Closing Date."

     Section 1.3. Payment for and Delivery of the Units. At the Closing, the Purchaser shall pay the Purchase Price in immediately available funds by wire transfer to an account previously designated by the Company. The Company shall execute, issue and deliver to the Purchaser (i) the Debentures and (ii) certificates representing the Warrants.

                                   Article II

                  Representations and Warranties of the Company

        The Company represents and warrants to the Purchaser as follows:

     Section 2.1. Organization and Qualification; No Material Subsidiaries. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to own or lease its property and assets and to carry on its business as presently conducted, and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the failure to be so qualified and in good standing would result in a material adverse change in the business, financial condition, results of operations or prospects (financial and other) of the Company (a "Material Adverse Change"). The Company has previously provided to the Purchaser true and complete copies of (i) its Certificate of Incorporation and all amendments thereto and (ii) its by-laws as currently in effect. The Company does not own any material amount of any shares of stock of any corporation or any equity interest in a partnership, joint venture or other business entity, and the Company does not control or have the right (whether or not presently exercisable) to control any other corporation, partnership, joint venture or other business entity by means of ownership, management contract or otherwise, other than its ownership of 100% of the issued and outstanding shares of the capital stock of LogiMetrics FSC Inc., which subsidiary is not material to the Company.

     Section 2.2. Authorization. (a) The Company has the corporate power and authority to execute and deliver this Agreement and the other Transaction Documents and to perform its obligations hereunder and thereunder, all of which have been duly authorized by all requisite corporate action. Each of this Agreement, the Security Agreement and the other Security Documents has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

     (b) The Debentures have been duly authorized and, when issued in accordance with the terms hereof, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. After giving effect to the Amendment, the Company has sufficient authorized and unissued shares of Common Stock reserved for issuance upon the conversion of the Debentures in accordance with their terms. The shares of Common Stock issuable upon the conversion of the Debentures will, when issued in accordance with the terms of the Debentures, be duly authorized, validly issued, fully paid and non-assessable.

     (c) The Warrants have been duly authorized and, when issued in accordance with the terms hereof, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. After giving effect to the Amendment, the Company has sufficient authorized and unissued shares of Common Stock reserved for issuance upon the exercise of the Warrants in accordance with their terms. The shares of Common Stock issuable upon the exercise of the Warrants will, when issued in accordance with the terms of the Warrants (including the payment of the exercise price specified therein), be duly authorized, validly issued, fully paid and non-assessable.

     (d) Except for the issuance of the Convertible Preferred Stock, the Series A Warrants, the Series B Warrants, the Series D Warrants, the Series E Warrants and the Laird Options as expressly contemplated hereby, the issuance of the Units, the conversion of the Debentures and the exercise of the Warrants will not (i) require the Company to issue any shares of its capital stock or any security exercisable for or convertible or exchangeable into shares of its capital stock to any person, or (ii) after giving effect to the Restructuring, require any adjustment in the exercise price or number of shares of the Company's capital stock issuable upon the exercise of the 1995 Debentures, the Convertible Preferred Stock, the Series A Warrants, the Series B Warrants, the Series D Warrants, the Series E Warrants, the Laird Options or any other outstanding or currently contemplated convertible security of the Company

     Section 2.3. Non-contravention. Neither the execution and delivery of this Agreement and the other Transaction Documents by the Company nor the performance by the Company of its obligations hereunder and thereunder will (i) contravene any provision contained in the Company's Certificate of Incorporation or by-laws, (ii) violate or result in a breach (with or without the lapse of time, the giving of notice or both) of or constitute a default under (A) any contract, agreement, commitment, indenture, mortgage, lease, pledge, note, license, permit or other instrument or obligation or (B) any judgment, order, decree, law, rule or regulation or other restriction of any governmental authority, in each case to which the Company is a party or by which it is bound or to which any of its assets or properties are subject, (iii) result in the creation or imposition of any lien, claim, charge, mortgage, pledge, security interest, equity, restriction or other encumbrance (collectively, "Encumbrances") on any of the Company's assets or properties, except as expressly contemplated by the Credit Facility and the Security Documents, or (iv) result in the acceleration of, or permit any person to accelerate or declare due and payable prior to its stated maturity, any material obligation of the Company.

     Section 2.4. No Consents. No notice to, filing with, or authorization, registration, consent or approval of any governmental authority or other person is necessary for the execution, delivery or performance of this Agreement or the other Transaction Documents by the Company or the consummation of the transactions contemplated hereby or thereby by the Company, except for such filings and registrations as may be required under applicable securities laws. The offer and sale of the Units does not require registration under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities or "blue sky" laws.

     Section 2.5. Capitalization of the Company. After giving effect to the Amendment and prior to the transactions contemplated hereby, the Company's authorized capital stock consists solely of 35,000,000 authorized shares of Common Stock, of which 2,860,602 shares were issued and outstanding as of the date hereof; and 200 shares of Preferred Stock, of which, as of the date hereof, no shares were issued and outstanding. No shares of the Company's capital stock are held as treasury shares. In addition, as of the date hereof and after giving effect to the Restructuring, (i) the Company has $300,000 in aggregate principal amount of the 1995 Debentures issued and outstanding which are presently convertible into an aggregate of 1,200,000 shares of Common Stock at a current conversion price of $.25 per share, (ii) the Company has Series A Warrants outstanding to purchase an aggregate of 600,000 shares of Common Stock at a current exercise price of $.25 per share, (iii) the Company has Series B Warrants outstanding to purchase an aggregate of 1,500,000 shares of Common Stock at a current exercise price of $.25 per share, and (iv) the Company has certain other stock options outstanding to purchase an aggregate of 400,000 shares of Common Stock at an exercise price of $.10 per share. Except as set forth above, and except for the Warrants, the Debentures, the Convertible Preferred Stock, the Series D Warrants, the Series E Warrants and the Laird Options, the Company does not have (i) any shares of Common Stock or Preferred Stock reserved for issuance, or (ii) any outstanding option, warrant, right, call or commitment relating to its capital stock or any outstanding securities or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire from it, any shares of its capital stock (collectively, "Company Securities"). There are no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any Company Securities. There are no pre-emptive or other subscription rights with respect to any shares of the Company's capital stock or any securities convertible into or exchangeable for shares of the Company's capital stock and all of the issued and outstanding shares of capital stock of the Company have been duly authorized, validly issued, are fully paid and are nonassessable. All of the Company's outstanding securities were offered, issued, sold and delivered by the Company in compliance with all applicable state and federal securities laws. None of such securities were issued in violation of any pre-emptive or subscription rights of any person.

     Section 2.6. SEC Reports; Approval of Amendment. (a) The Company has delivered to the Purchaser a true and complete copy of each report, schedule and registration statement, including the exhibits thereto (but excluding exhibits incorporated therein by reference), filed by the Company with the Securities and Exchange Commission (the "Commission") since January 1, 1995, which are all the documents that the Company was required to file with the Commission since that date and through the date hereof (all of such documents collectively, the "SEC Documents"). As of their respective dates, the SEC Documents complied as to form in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, and the rules and regulations of the Commission thereunder. As of their respective dates, except to the extent that information contained therein has been revised or superseded by a later filed SEC Document, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto, have been prepared in accordance with generally accepted accounting principles (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q) and fairly present (subject, in the case of the unaudited statements, to normal, recurring audit adjustments) the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended.

     (b) The proxy statement, dated January 29, 1996 (including any amendments or supplements thereto), submitted to the stockholders of the Company in connection with the approval of the Amendment (the "Proxy Statement") contained, as of the date of mailing and as of the date of the stockholders' meeting relating thereto (the "Stockholders' Meeting"), the information required by the Exchange Act and the rules and regulations of the Commission thereunder. As of the date of mailing and as of the time of the Stockholders' Meeting, the Proxy Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has complied with the requirements of all federal and state securities or "blue sky" laws and the rules and regulations under such laws with respect to the Amendment and any solicitation of proxies in connection therewith.

     (c) The stockholders approved the Amendment at the Stockholders' Meeting by the vote required under applicable law. The Company has filed an appropriate Certificate of Amendment reflecting the Amendment with the Secretary of State of the State of Delaware and the Amendment has become effective.

     Section 2.7. Private Placement Memorandum. As of its date and as of the date hereof, the Private Placement Memorandum, dated February 5, 1996, relating to the offering of the Preferred Stock Units (the "Memorandum") complied with all applicable provisions of the Securities Act and the rules and regulations of the Commission thereunder and as of such dates did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. Other than the Memorandum, the term sheets relating to the Preferred Stock Units and the Units (true and complete copies of which have previously been delivered to the Purchaser) and the SEC Documents (collectively, the "Placement Materials"), the Company has not and will not distribute any offering material in connection with the offer or sale of the Units, the Preferred Stock Units or any of the other securities being issued on the date hereof. There is no document or contract of a character required to be described in the Memorandum which is not so described.

     Section 2.8. Absence of Certain Developments. Since September 30, 1995, there has not been any Material Adverse Change. Except as disclosed in the Placement Materials and except for this Agreement and the transactions contemplated hereby, since September 30, 1995 the Company has conducted its business in the ordinary and usual course consistent with past practices.

     Section 2.9. Governmental Authorizations; Licenses; Etc. Except as disclosed in the Placement Materials, the business of the Company has been operated in compliance with applicable laws, rules, regulations, codes, ordinances, orders, policies and guidelines of all governmental authorities (excluding Environmental Laws which are specifically covered in Section 2.13 hereof), except for violations which, individually or in the aggregate, would not result in a Material Adverse Change. Except as disclosed in the Placement Materials, the Company has all permits, licenses, approvals, certificates and other authorizations, and has made all notifications, registrations, certifications and filings with all governmental authorities, necessary or advisable for the operation of its business as currently conducted. Except as disclosed in the Placement Materials, to the Company's best knowledge there is no action, case or proceeding pending or overtly threatened by any governmental authority with respect to (i) any alleged violation by the Company or its affiliates of any law, rule, regulation, code, ordinance, order, policy or guideline of any governmental authority, or (ii) any alleged failure by the Company or its affiliates to have any permit, license, approval, certification or other authorization required in connection with the operation of the business of the Company.

     Section 2.10. Litigation. Except as disclosed in the Placement Materials, there are no lawsuits, actions, proceedings, claims, orders or investigations pending or, to the Company's best knowledge, overtly threatened against the Company (i) relating to the Company, its business or any product alleged to have been manufactured or sold by the Company, (ii) seeking to enjoin the transactions contemplated hereby, or (iii) which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change.

     Section 2.11. Undisclosed Liabilities. Other than those reflected in the financial statements included in the Placement Materials, there are no material liabilities of the Company of any kind or nature whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise, or whether due or to become due, which are required to be disclosed on financial statements prepared in accordance with generally accepted accounting principles, other than liabilities incurred in the ordinary course of business consistent with past practices since September 30, 1995.

     Section 2.12. Taxes. Except as disclosed in the Placement Materials, all federal, state, county, local and foreign tax returns and reports of the Company required to be filed have been duly filed. Except as disclosed in the Placement Materials, all federal, state, county, local, foreign and any other taxes (including all income, withholding and employment taxes), assessments (including interest and penalties), fees and other governmental charges with respect to the employees, properties, assets, income or franchises of the Company have been paid or duly provided for, or are being contested in good faith by appropriate proceedings as previously disclosed to the Purchaser in writing and adequate reserves therefor have been established pursuant to generally accepted accounting principles, or have arisen after the date hereof in the ordinary course of business.

     Section 2.13. Environmental Matters. Except as disclosed in the Placement Materials, to the Company's best knowledge (i) the business of the Company is being conducted in compliance with all applicable Environmental Laws, (ii) the real property currently owned or operated by the Company (including, without limitation, soil, groundwater or surface water on or under the properties and buildings thereon) (the "Affected Property") does not contain any Regulated Substance other than as permitted under applicable Environmental Laws, (iii) the Company has not received any notice from any governmental authority that the Company may be a "potentially responsible party" (as such term is defined under the Comprehensive Environmental Response, Compensation and Control Act, 42 U.S.C. section 9601, et seq.) in connection with any waste disposal site or facility used by the Company, (iv) the Company and the Affected Property are not presently subject to a suit or judgment arising under any Environmental Law, and
(v) all documents filed by or on behalf of the Company with any governmental authority pursuant to any Environmental Law in connection with the transactions contemplated hereby were true, correct and complete in all material respects and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     As used herein, "Environmental Laws" means any federal, state and local law, statute, ordinance, rule, regulation, license, permit, authorization, approval, consent, court order, judgment, decree, injunction, code, requirement or agreement with any governmental authority, (x) relating to pollution (or the cleanup thereof or the filing of information with respect thereto), human health or the protection of air, surface water, ground water, drinking water supply, land (including land surface or subsurface), plant and animal life or any other natural resource, or (y) concerning exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production or disposal of Regulated Substances, in each case as amended and as now or hereafter in effect. The term Environmental Law includes, without limitation, (i) the Comprehensive Environmental Response Compensation and Liability Act of 1980, the Water Pollution Control Act, the Clean Air Act, the Clean Water Act, the Solid Waste Disposal Act (including the Resource Conservation and Recovery Act of 1976 and the Hazardous and Solid Waste
Amendments of 1984), the Toxic Substances Control Act, the Insecticide, Fungicide and Rodenticide Act, the Occupational Safety and Health Act of 1970, each as amended and as now or hereafter in effect, and (ii) any common law or equitable doctrine (including, without limitation, injunctive relief and tort doctrines such as negligence, nuisance, trespass and strict liability) that may impose liability or obligations for injuries or damages due to or threatened as a result of the presence of, exposure to, or ingestion of, any Regulated Substance.

     As used herein, "Regulated Substances" means pollutants, contaminants, hazardous or toxic substances, compounds or related materials or chemicals, hazardous materials, hazardous waste, flammable explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum products (including, but not limited to, waste petroleum and petroleum products) as regulated under applicable Environmental Laws.

     Section 2.14. Proprietary Rights. Except as disclosed in the Placement Materials, the Company owns and possesses all right, title and interest in the patents, patent registrations, patent applications, trademarks, service marks, trademark and service mark registrations and applications therefor, copyrights, copyright registrations, copyrights applications, trade names, corporate names, technology, inventions, computer software, data and documentation (including electronic media), product drawings, trade secrets, know-how, customer lists, processes, other intellectual property and proprietary information or rights used in the business of the Company as presently conducted; and permits, licenses or other agreements to or from third parties regarding the foregoing (collectively, the "Proprietary Rights"). Except as disclosed in the Placement Materials, to the Company's best knowledge, there is not pending or overtly threatened against the Company any claim by any third party contesting the validity, enforceability, use or ownership of any Proprietary Right. Except as disclosed in the Placement Materials, to the Company's best knowledge, the Company has not received any notice of any infringement or misappropriation by, or conflict with, any third party with respect to any of the Proprietary Rights.

     Section 2.15. Books and Records. The stock records of the Company fairly and accurately reflect in all material respects the record ownership of all of the outstanding shares of the Company's capital stock. The other books and records of the Company, including financial records and books of account, are complete and accurate in all material respects and have been maintained in accordance with sound business practices.

     Section 2.16. Brokers. With the exception of fees and expenses owed to Phipps Teman and SFM pursuant to the Advisory Agreement, no person is or will be entitled to a broker's, finder's, investment banker's, financial adviser's or similar fee from the Company in connection with this Agreement or any of the transactions contemplated hereby. The fees and expenses of Phipps Teman and SFM are the sole responsibility of, and shall be paid by, the Company.

     Section 2.17. Use of Proceeds. The Company will use the net proceeds of the sale of the Units as provided in Exhibit C attached hereto.

     Section 2.18. Absence of Questionable Payments. Neither the Company nor any affiliate, director, officer, employee, agent, representative or other person acting on behalf of the Company has: (i) used any corporate or other funds for unlawful contributions, payments, gifts or entertainment, or made any unlawful expenditures relating to political activities to government officials or others, or (ii) accepted or received any unlawful contributions, payments, gifts or expenditures.

     Section 2.19. Accuracy of Representations. No representation or warranty made by the Company in this Agreement or any document delivered, or to be delivered, by or on behalf of the Company pursuant hereto contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading. There is no fact or circumstance that the Company has not disclosed to the Purchaser in writing that the Company presently believes has resulted, or could reasonably be expected to result, in a Material Adverse Change or could reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations under this Agreement.


                                   Article III

                 Representations and Warranties of the Purchaser

     The Purchaser hereby represents and warrants to the Company as follows:

     Section 3.1. Organization. The Purchaser is a limited partnership, duly organized, validly existing and in good standing under the laws of the state of Delaware.

     Section 3.2. Authorization. The Purchaser has the partnership power and authority to execute and deliver this Agreement and to perform its obligations hereunder, all of which have been duly authorized by all requisite partnership action. This Agreement has been duly authorized, executed and delivered by the Purchaser and constitutes a valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms.

     Section 3.3. Access to Information. The Purchaser has received copies of the Placement Materials. In addition, the Purchaser and its purchaser representatives, if any, have had an opportunity to ask questions of and receive answers from representatives of the Company concerning the business of the Company, its condition and prospects (financial and other) and the terms and conditions of the offering of the Units.

     Section 3.4. Accredited Investor. The Purchaser is an "Accredited Investor" as such term is defined in Rule 501 of the rules and regulations of the Commission promulgated under the Securities Act (an "Accredited Investor").

     Section 3.5. Investment Intent. (a) The Purchaser is acquiring the Units for its own account for investment only and not for or with a view to resale or distribution, except to Permitted Transferees (as defined herein). The Purchaser has not entered into any contract, undertaking, agreement or arrangement with any person (other than a Permitted Transferee) to sell, transfer or pledge to such person or anyone else the Units, or the Debentures and the Warrants constituting a part thereof and the Purchaser has no present plans or intentions to enter into any such contract, undertaking, agreement or arrangement.

     (b) The Purchaser has the financial ability to bear the economic risk of losing its entire investment in the Units, is prepared to bear the economic risk of its investment in the Units for an indefinite time and can afford to sustain a complete loss of its investment in the Units.

     (c) The overall commitment of the Purchaser to investments which are not readily marketable is not disproportionate to its net worth, and an investment in the Units will not cause such overall commitment to become excessive. The Purchaser's need for diversification in its investment portfolio will not be impaired by an investment in the Company.

     (d) The Purchaser has adequate means of satisfying its short term needs for cash and has no present need for liquidity which would require it to sell its Units, or any interest therein.

     (e) The Purchaser has substantial experience in making investment decisions of this type and/or is relying on its own advisors in making this investment decision and, therefore, either alone or together with its advisors, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Company.

     (f) The Purchaser understands that the Units constitute restricted securities within the meaning of Rule 144 promulgated under the Securities Act, and that none of the Units, or any interest therein, may be sold except pursuant to an effective registration statement under the Securities Act or in a transaction exempt from registration under the Securities Act, and understands the meaning and effect of such restriction.

     (g) The Purchaser has considered and, to the extent the Purchaser believed such discussion was necessary, discussed with its professional legal, tax and financial advisers the suitability of an investment in the Company for the Purchaser's particular tax and financial situation and the Purchaser has determined that the Units are a suitable investment for it.

     (h) THE PURCHASER UNDERSTANDS THAT AN INVESTMENT IN THE UNITS BEING PURCHASED BY IT INVOLVES A HIGH DEGREE OF RISK, INCLUDING WITHOUT LIMITATION, RISKS RELATING TO THE COMPANY'S CONTINUING NEED FOR ADDITIONAL CAPITAL, THE COMPANY'S NEED FOR LIQUIDITY, THE EFFECTS OF COMPETITION, THE COMPANY'S RELIANCE ON KEY PERSONNEL, THE COMPANY'S DEPENDENCE ON TECHNOLOGY AND TECHNOLOGICAL INNOVATION, THE RESTRICTIONS ON TRANSFER OF THE UNITS, AS WELL AS SIMILAR RESTRICTIONS ON TRANSFERS OF THE SECURITIES COMPRISING THE UNITS, POTENTIAL CONFLICTS OF INTEREST AND RELATED PARTY TRANSACTIONS INVOLVING THE COMPANY AND THE DIRECTORS AND OFFICERS OF THE COMPANY, AND THE SUCCESSFUL CONSUMMATION OF THE COMPANY'S BUSINESS AND OPERATING STRATEGY.

                                   Article IV

                            Restrictions on Transfer

     Section 4.1. Limited Transferability. The Units, the Debentures and the Warrants constituting the Units and the shares of Common Stock issuable upon the conversion of the Debentures and the exercise of the Warrants (the "Issuable Shares") shall not be transferable except in accordance with the provisions of this Article IV, which provisions are intended to insure compliance with the provisions of the Securities Act in respect of the transfer of any of such securities.

     Section 4.2. Restrictive Legend. The Debentures and any certificates or other instrument representing the Warrants or the Issuable Shares shall (unless otherwise permitted by the provisions of Section 4.4 below) be stamped or otherwise imprinted with the following legend:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND CANNOT BE SOLD OR TRANSFERRED UNLESS AND UNTIL THEY ARE SO REGISTERED OR UNLESS AN EXEMPTION UNDER SUCH ACT OR LAWS IS AVAILABLE. THE TRANSFERABILITY OF THESE SECURITIES IS FURTHER SUBJECT TO THE PROVISIONS OF A UNIT PURCHASE AGREEMENT DATED AS OF MARCH 7, 1996 BY AND BETWEEN THE COMPANY AND CERBERUS PARTNERS, L.P.

     For purposes of this Article IV, any references to "Debentures," "Warrants" or "Issuable Shares" shall include any other securities issued in respect of any of such securities.

     Section 4.3.  Restrictions  on Transfer.  (a) Subject to the  provisions of
Section 4.4, the Debentures, the Warrants and the Issuable Shares shall not be transferred, and the Company shall not be required to register any transfer thereof on the books of the Company, unless such transfer is made pursuant to an effective registration statement, in compliance with Rule 144, or pursuant to another exemption under the Securities Act; provided, however, that the Company shall not be required to register any transfer in the event any securities are offered or sold otherwise than pursuant to an effective registration statement or pursuant to Rule 144 unless the Company shall have received an opinion of counsel to the Purchaser, reasonably satisfactory to the Company, that such transfer does not require registration under the Securities Act or applicable state securities laws. Notwithstanding the foregoing, the Purchaser may freely transfer at any time, or from time to time, the Debentures, the Warrants and/or the Issuable Shares, or any interest therein, to (i) any general partner of the Purchaser, (ii) any limited partner of the Purchaser, (iii) any other fund, account or other entity managed, directly or indirectly, by the general partner of the Purchaser or any general partner of the general partner of the Purchaser, or (iv) the respective subsidiaries and affiliates of any of the foregoing, provided that any such transferee specified in clauses (i) through (iv) above is an Accredited Investor (each, a "Permitted Transferee") without complying with the provisions of this Article IV (a "Permitted Transfer") and the Company shall, or shall cause any registrar or transfer agent to, promptly register any such Permitted Transfer on the books of the Company; provided, however, that in connection with any such Permitted Transfer, the Permitted Transferee shall represent to the Company that it is an Accredited Investor and shall agree in writing to be bound by the provisions of this Article IV.

     (b) In addition to the restrictions set forth in paragraph (a) above, for a period of 150 days after the Closing (the "Restrictive Period"), the Purchaser shall not sell, assign, transfer or otherwise dispose of the Debentures or any interest therein (a "Transfer") (other than a Permitted Transfer) without the prior written consent of the Company which may be withheld by the Company in its sole discretion if, as a result thereof, the Purchaser would beneficially own (as defined in Section 5.1(d)) less than 50% of the Debentures then outstanding. Subject to the restrictions set forth in paragraph (a) above, from and after the end of the Restrictive Period, the Purchaser may Transfer all or a portion of the Debentures, or any interest therein, without the consent of the Company.

     Section 4.4. Lapse of Restrictions; Removal of Legends. The restrictions on transfer set forth in Section 4.3 relating to the Warrants and the Issuable Shares shall lapse upon the effectiveness of the registration statement relating thereto which the Company is required to file and maintain effective as specified therein. From and after the effective date of such registration statement, the Purchaser shall be entitled to exchange the Warrants and any certificates representing Issuable Shares for replacement Warrants or certificates not bearing the restrictive legend set forth in Section 4.2 above.

                                    Article V

                              Board Representation

     Section 5.1. Board Representation. (a) So long as the "Purchaser Group" (as defined below) beneficially owns at least 10% of the issued and outstanding shares of Common Stock, the Purchaser shall have the right to designate one individual to serve on the Board of Directors of the Company; provided, however, that if the Purchaser Group ceases at any time to beneficially own an aggregate of at least 10% of the issued and outstanding shares of Common Stock, the rights set forth in this Section 6.2 shall immediately terminate and shall not re-vest if at any time thereafter the Purchaser Group beneficially owns an aggregate of 10% or more of the issued and outstanding shares of Common Stock. After the Closing, promptly upon receipt of a request by the Purchaser, the Company shall take all action necessary to increase the size of the Board of Directors by one director and to appoint the person designated by the Purchaser to fill the vacancy caused by such increase in the size of the Board of Directors. The term of such designee shall continue until the next succeeding annual meeting of shareholders of the Company and until his successor is duly elected and qualified. Thereafter, so long as the Purchaser continues to have the right to designate a member of the Company's Board of Directors pursuant to this Section 5.1, the Company shall use its best efforts to cause the designee or such other person designated by the Purchaser from time to time (who shall be reasonably satisfactory to the Company; provided, however, that any officer of the Purchaser shall be deemed to be satisfactory to the Company) (the "Purchaser Representative") to be elected to the Board of Directors of the Company at any succeeding annual meeting of the shareholders of the Company or, if the election of directors occurs other than pursuant to a meeting of shareholders, to otherwise effect the election of the Purchaser Representative as a director.

     (b) In the event that the Purchaser Representative resigns, is unable to serve as a director or is removed, with or without cause, the Purchaser shall give written notice to the Secretary of the Company designating a replacement Purchaser Representative. Promptly upon receipt of such notice, the Company shall use its best efforts to fill the resulting vacancy by causing the person designated in the notice to be appointed to fill such vacancy.

     (c) In the event that the Purchaser Group shall, at any time, cease to beneficially own at least 10% of the issued and outstanding Common Stock, the Purchaser Representative shall be deemed to have resigned as a director effective as of the date the Purchaser Group's aggregate beneficial ownership of Common Stock first falls below 10% and shall cease to be a member of the Board of Directors; provided, however, that such person's participation in the deliberations of the Board of Directors subsequent to the date of his termination as a director shall not affect in any respect any corporate action which has been approved by a majority of the remaining members of the Board of Directors, whether at a meeting at which a quorum of the Board of Directors
(excluding the Purchaser Representative for this purpose) was present or pursuant to a written consent signed by the remaining directors.

     (d) As used herein, the term "beneficial owner" (and, with correlative meanings, "beneficially own" and "beneficial ownership") of any interest means a person or entity who, together with his or its affiliates, is or may be deemed a beneficial owner of such interest for purposes of Rule 13d-3 or 13d-5 under the Exchange Act or who, together with his or its affiliates, has the right to become such a beneficial owner of such interest (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise, conversion or exchange of any warrant, right or other instrument, or otherwise. As used herein, the term "Purchaser Group" means the Purchaser and all Permitted Transferees of the Purchaser.

                                   Article VI

                              Deliveries at Closing

     Section 6.1. Deliveries by the Company. Prior to or at the Closing, the Company shall deliver to the Purchaser the following in form and substance reasonably satisfactory to the Purchaser's counsel:

     (a) a certificate of the President or a Vice President of the Company, dated the date hereof, to the effect that (i) the person signing such certificate is familiar with this Agreement, (ii) all representations and warranties made by the Company in this Agreement are true, correct and complete in all material respects as of the Closing, (iii) the Company has duly performed or complied with, in all material respects, all of the covenants, obligations and agreements to be performed or complied with by it under the terms of this Agreement on or prior to or at Closing, and (iv) there has been no Material Adverse Change or prospective change which could reasonably be expected to result in a Material Adverse Change since September 30, 1995;

     (b) a certificate of the Secretary or Assistant Secretary of the Company, dated the date hereof, as to the incumbency of any officer of the Company executing this Agreement or any document related thereto and covering such other matters as the Purchaser may reasonably request;

     (c) a certified copy of the resolutions of the Company's Board of Directors authorizing the execution, delivery and consummation of this Agreement and the transactions contemplated hereby;

     (d) the Debentures and the Warrants, duly executed, issued and delivered by the Company and registered in such names as the Purchaser may request;

     (e) a duly executed counterpart of the Credit Facility;

     (f) a duly executed counterpart of the Security Documents and such assurances of the perfection, priority and status of the security interests granted thereby as the Purchaser may request;

     (g) a duly executed counterpart of the Advisory Agreement;

     (h) a duly executed counterpart of the Laird Agreement;

     (i) evidence that the Company has completed the Restructuring and the offering of at least 15 Preferred Stock Units, the Series E Warrants and the Laird Options;

     (j) a certified copy of the Amendment;

     (k) evidence that (i) Jerome Deutsch and Steven Feigenbaum have resigned as directors of the Company effective as of the Closing, (ii) the size of the Board of Directors of the Company has been increased to six members, and (iii) Richard
K. Laird, Lawrence Schneider and Norman M. Phipps have been elected as directors of the Company, effective as of the Closing;

     (l) an opinion of Lacher & Lovell-Taylor, counsel to the Company, covering such matters as the Purchaser may reasonably request; and

     (m) such other documents or instruments as the Purchaser reasonably requests to effect the transactions contemplated hereby.

     Section 6.2. Deliveries by the Purchaser. Prior to or at the Closing, the Purchaser shall deliver to the Company the following in form and substance reasonably satisfactory to the Company's counsel:

     (a) a certificate of a Managing Director of the Purchaser, dated the date hereof, to the effect that (i) the person signing such certificate is familiar with this Agreement, (ii) all representations and warranties made by the Purchaser are true, correct and complete in all material respects as of the Closing, and (iii) the Purchaser has duly performed or complied with, in all material respects, all of the covenants, obligations and agreements to be performed or complied with by it under the terms of this Agreement on or prior to or at the Closing;

     (b) a certificate of a Managing Director of the Purchaser, dated the date hereof, as to the incumbency of any officer of the Partnership executing this Agreement or any document related thereto and covering such other matters as the Company may reasonably request;

     (c) evidence that the Purchase Price has been paid in full; and

     (d) such other documents or instruments as the Company reasonably requests to effect the transactions contemplated hereby.


                                   ARTICLE VII

                         Survival, Amendment and Waiver

     Section 7.1. Survival of Representations and Warranties. The representations and warranties contained in this Agreement or any certificate delivered in connection herewith shall survive the Closing and shall apply with respect to claims asserted in writing within one year of the Closing. The provisions of this Section 7.1 shall not limit any covenant or agreement of the parties hereto which, by its terms, contemplates performance after the Closing.

     Section 7.2. Amendments. This Agreement may be amended by the parties hereto, at any time prior to the Closing, in the case of the Company, by action taken by its Board of Directors and, in the case of the Purchaser, by action taken by its general partner. This Agreement (including the provisions of this Section 7.2) may not be amended or modified except by an instrument in writing signed on behalf of all of the parties hereto.

     Section 7.3. Extension; Waiver. At any time prior to Closing, the parties hereto, in the case of the Company, by action taken by its Board of Directors and, in the case of the Purchaser, by action taken by its general partner, may
(i) extend the time for performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties of the other parties hereto contained herein or in any document delivered pursuant hereto, and (iii) waive compliance with any of the agreements of the other parties hereto or satisfaction of any of the conditions to such party's obligations contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of a party hereto to assert any of its rights hereunder shall not constitute a waiver of such rights.

                                  ARTICLE VIII

                                  Miscellaneous

     Section 8.1. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be delivered personally, by facsimile or sent by certified, registered or express air mail, postage prepaid, and shall be deemed given when so delivered personally, or by facsimile, or if mailed, two days after the date of mailing, as follows:

If to the Company:                  121-03 Dupont Street
                                    Plainview, New York 11803
                                    Telephone:  (516) 349-1700
                                    Facsimile:   (516) 349-8552
                                    Attention:  Chief Executive Officer

With a copy to:                     Lacher & Lovell-Taylor
                                    770 Lexington Avenue
                                    New York, New York 10021
                                    Telephone:  (212) 935-6000
                                    Facsimile:   (212) 750-1222
                                    Attention:  Joel Hasen, Esq.

If to the Purchaser:                Cerberus Partners, L.P.
                                    950 Third Avenue, 20th Floor
                                    New York, New York 10022
                                    Telephone:  (212) 421-6300
                                    Facsimile:  (212) 750-5212
                                    Attention:  Seth Plattus

With a copy to:                     Lowenstein, Sandler, Kohl,
                                      Fisher & Boylan
                                    65 Livingston Avenue
                                    Roseland, NJ 07068
                                    Telephone:  (201) 992-8700
                                    Facsimile:   (201) 992-5820
                                    Attention:  John D. Hogoboom, Esq.

or to such other address as any party hereto shall notify the other parties hereto (as provided above) from time to time.

     Section 8.2. Expenses. The Company shall pay its own expenses incident to this Agreement and the transactions contemplated herein. The Company shall be responsible for and shall pay the expenses of the Purchaser incident to this Agreement and the transactions contemplated herein as provided in the Letter, dated March 5, 1996 (the "Letter"), from the Company to the Purchaser.

     Section 8.3. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without reference to the choice of law principles thereof.

     Section 8.4. Assignment; Successors and Assigns; No Third Party Rights. This Agreement may not be assigned by operation of law or otherwise, and any attempted assignment shall be null and void; provided, however, that the Purchaser may assign this Agreement (or any interest herein) to one or more Permitted Transferees. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns and legal representatives. This Agreement shall be for the sole benefit of the parties to this Agreement and their respective heirs, successors, assigns and legal representatives and is not intended, nor shall be construed, to give any Person, other than the parties hereto and their respective heirs, successors, assigns and legal representatives, any legal or equitable right, remedy or claim hereunder.

     Section 8.5. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument.

     Section 8.6. Titles and Headings. The titles and headings in this Agreement are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

     Section 8.7. Entire Agreement. This Agreement and the Letter together constitute the entire agreement among the parties with respect to the matters covered hereby and supersede all previous written, oral or implied understandings among them with respect to such matters.

     Section 8.8. Severability. The invalidity of any portion hereof shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, such restriction shall be enforced to the maximum extent permitted by law.

     Section 8.9. No Strict Construction. Each of the parties hereto acknowledge that this Agreement has been prepared jointly by the parties hereto, and shall not be strictly construed against either party.


                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.



                                          LOGIMETRICS, INC.



                                          By: /s/Murray H. Feigenbaum
                                              ______________________________
                                              Name:Murray H. Feigenbaum
                                              Title: President


                                          CERBERUS PARTNERS, L.P.

                                          By:  Cerberus Associates, L.P.,
                                               its General Partner



                                          By: /s/Stephen Feinberg
                                              ______________________________
                                              Name:  Stephen Feinberg
                                              Title:  General Partner

                                                                 EXHIBIT A


                               FORM OF DEBENTURE

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND CANNOT BE SOLD OR TRANSFERRED UNLESS AND UNTIL THEY ARE SO REGISTERED OR UNLESS AN EXEMPTION UNDER SUCH ACT OR LAWS IS AVAILABLE. THE TRANSFERABILITY OF THESE SECURITIES IS FURTHER SUBJECT TO THE PROVISIONS OF A UNIT PURCHASE AGREEMENT DATED AS OF MARCH 7, 1996 BY AND BETWEEN THE COMPANY AND CERBERUS PARTNERS, L.P.


                  12% CONVERTIBLE SENIOR SUBORDINATED DEBENTURE

                                  March 7, 1996


     LOGIMETRICS, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of Cerberus Partners, L.P. (together with its, his or her successors and assigns, the "Holder") the principal amount of fifty thousand dollars ($50,000) together with interest thereon calculated from the date hereof in accordance with the provisions of this debenture ("Debenture").

     This Debenture is one of a series of 12% Convertible Senior Subordinated Debentures ("Debentures") the principal of which aggregates one million five hundred thousand dollars ($1,500,000). All Debentures rank pari passu.

     By accepting this Debenture, the Holder agrees that the obligations of the Company to the Holder under this Debenture shall be subordinated only to the Senior Debt (as hereinafter defined) of the Company, all upon the terms set forth in paragraph 4 hereof.

     1. Payment of Interest. Subject to subparagraph 6(c)(xviii)(C) hereof, interest will accrue from the date hereof at the rate of twelve percent (12%) per annum on the unpaid principal amount of this Debenture outstanding from time to time on the basis of a 360-day year for the actual number of days elapsed. Subject to paragraph 4 hereof, the Company will pay to the Holder all accrued and unpaid interest on this Debenture on June 15, 1996 and quarterly thereafter, in arrears, on the 15th day of September, the 15th day of December, the 15th day of March and the 15th day of June to and including the earlier to occur of the Conversion Date (hereinafter defined) or the

Due Date (hereinafter defined). Interest will accrue at the greater of the Default Rate (hereinafter defined) and the rate of fifteen percent (15%) per annum on any principal payment past due under this Debenture and, unless prohibited under applicable law (and if so prohibited then only to the extent not so prohibited), on any interest which has not been paid on the date on which it is due and payable (without giving effect to any applicable grace periods or paragraph 4 hereof) until such time as payment therefor is actually delivered to the Holder.

     2. Payment of Principal on Debenture.

          (a) Scheduled Payments. The Company will repay the principal amount of this Debenture on December 31, 1998 ("Due Date").

          (b) Optional Prepayment. At any time after nine months from the date hereof, provided that the Registration Statement (hereinafter defined) is effective and available for sales of Registrable Securities (hereinafter defined) thereunder, the Company may at any time hereafter prepay, without premium or penalty, all (but not less than all) of the outstanding principal amount of the Debentures, together with interest accrued on such prepaid amount to the date of payment; provided (i) the average closing price of the Company's Common Stock on days the Common Stock traded during the 120-day period immediately preceding the date of the notice provided for in paragraph (c) hereinbelow shall have been not less than $5.00, and (ii) the closing price of the Common Stock for each of the 30 trading days immediately preceding the date of such notice shall have been not less than $5.00, adjusted in each case for stock splits, stock dividends or other similar transactions effecting the price of the Common Stock. No Debenture may be prepaid unless all Debentures are prepaid.

          (c) Notice of Prepayment. The Company will give written notice of its election to prepay this Debenture to the Holder in person or by registered or certified mail, return receipt requested, at least thirty (30) and not more than forty-five (45) days prior to the date of prepayment. On the date of prepayment specified in the Company's notice, the Company will deliver to the Holder of this Debenture in person or by registered or certified mail, return receipt requested, a cashier's or certified check for the entire outstanding principal amount being prepaid, together with all accrued interest thereon through the date of prepayment.

     3. Intentionally Omitted.

     4. Subordination. The Company's payment, whether voluntary or involuntary, whether in cash, property, securities or otherwise and whether by application of offset or otherwise (hereinafter "Payment") of any of its obligations under this Debenture shall be subject to the following restrictions:

          (a) Subordination to Senior Debt. Anything in this Debenture to the contrary notwithstanding, the obligations of the Company in respect of the principal of and interest (including any premium or penalty) on this Debenture and any other amounts due under this Debenture (the "Subordinated Debt") shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to the Senior Debt. "Senior Debt", when used with respect to the Company, means (i) the Company's indebtedness to North Fork Bank ("Bank") under (A) that certain $800,000 Further Restated, Increased and Amended Term Loan Note, dated March 7, 1996, and (B) that certain $2,200,000 Fifth Restated and Amended Revolving Credit Note, dated March 7, 1996, in each case, together with interest thereon and (ii) renewals, extensions, refinancings, deferrals, restructurings, amendments, modifications and waivers of the indebtedness described in clause (i) above.

          (b) Default on Senior Debt. So long as the Senior Debt has not been paid in full, if there shall occur a default in the payment when due of any amount due and owing on account of Senior Debt (any of the foregoing being a "Senior Debt Default") then, from and after the receipt of written notice thereof from the holder of Senior Debt unless and until such Senior Debt Default shall have been remedied or waived the Company will not make any Payment on any Subordinated Debt, and the Holders of Subordinated Debt will not receive or accept any direct or indirect Payment in respect thereof, and the Company may not redeem or otherwise acquire any Subordinated Debt.

          (c) Changes in Senior Debt. Any holder of Senior Debt may, at any time and from time to time, without the consent of, or notice to, the Holder and without incurring responsibility to the Holder, and without impairing or releasing the obligations of the Holder hereunder:

               (i) Change the manner, place or terms of payment or change or extend the time of payment of or renew or alter the Senior Debt or any portion thereof; provided, however, that without the written consent of the Majority Holders (hereinafter defined) the principal amount of and interest rate applicable from time to time to Senior Debt may not be increased (other than pursuant to the terms of the Senior Debt as such terms existed on the date of issuance hereof);

               (ii) Sell, exchange, release or otherwise deal with any collateral securing the Senior Debt or any other property by whomsoever at any time pledged or mortgaged to secure, or however securing, the Senior Debt or any portion thereof; and

               (iii) Apply any sums by whomsoever paid or however released to the Senior Debt or any portion thereof.

          (d) Consent to Senior Debt. By acceptance of this Debenture, the Holder hereby consents to the making of Senior Debt and hereby acknowledges that each current and future holder of Senior Debt has relied, and in the future will rely, upon the terms of this Debenture. The holders of Senior Debt shall have no liability to the Holder and the Holder hereby waives any claim which it may have now or hereafter against any holder of Senior Debt arising from any and all actions which any holder of Senior Debt may take or omit to take in good faith with regard to the Senior Debt or its rights or obligations hereunder.

          (e) Payments in Trust. Until the Senior Debt has been repaid in full, in the event the Holder shall receive any Payment in contravention of the provisions of this paragraph 4 including, Payments arising under the subordination provisions of any other indebtedness of the company, the Holder shall hold all such Payments so received in trust for the holders of Senior Debt and shall forthwith turn over all such Payments to the holders of Senior Debt in the form received (except for the endorsement or assignment of the Holder as necessary, without recourse or warranty) to be applied to payment of the Senior Debt whether or not then due and payable. Any Payment so received in trust and turned over to the holders of Senior Debt shall not be deemed a Payment in satisfaction of the Subordinated Debt by the Company.

          (f) Payment in full of Senior Debt; Subrogation. If any payment or distribution to which a Holder of Subordinated Debt would otherwise have been entitled but for the provisions of this paragraph 4 shall have been applied, pursuant to the provisions of this paragraph 4, to the payment of Senior Debt, then and in such case, the Holder of the Subordinated Debt (i) shall be entitled to receive from the holders of Senior Debt at the time outstanding any payments or distributions received by such holders of Senior Debt in excess of the amount sufficient to pay all Senior Debt in cash in full (whether or not then due), and
(ii) following payment of the Senior Debt in full, shall be subrogated to any right of the holders of Senior Debt to receive any and all further payments or distributions applicable to Senior Debt, until all the Subordinated Debt shall have been paid in full. If the Holder of the Subordinated Debt shall have been subrogated to the rights of the holders of Senior Debt due to the operation of this paragraph 4(f), the Company agrees to take all such reasonable actions as are requested by such Holders of the Subordinated Debt in order to cause such Holders to be able to obtain payments from the Company with respect to such subrogation rights as soon as possible.

          (g) No Impairment of the Company's Obligations. Nothing contained in this paragraph 4, as between the Company and the Holder of the Subordinated Debt, shall impair the obligation of the Company, which is absolute and unconditional, to pay to the Holder the principal of and interest on the Subordinated Debt as and when the same shall become due and payable in accordance with the terms hereof.

          (h) Advances in Reliance. The Holder of the Subordinated Debt, by its acceptance thereof, agrees that each holder of Senior Debt has advanced funds or may in the future advance funds in reliance upon the terms and conditions hereof.

          (i) Non-Waiver of Rights. No right of any holder of Senior Debt to enforce its right of subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company, or by any act or failure to act by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of the Subordinated Debt, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          (j) Recaptured Payments. Any Payments received by a holder of Senior Debt from the Company or the Holder which, in connection with an Insolvency Event or Proceeding (hereinafter defined), is required to be remitted to the payor or the bankrupt estate shall not be deemed a Payment to such holder of Senior Debt for all purposes hereunder.

     5. Security. The obligations of the Company to Holders of the Debentures are secured pursuant to a Security Agreement of even date ("Security Agreement") made by the Company in favor of Holders of the Debentures. In addition to all rights and remedies provided herein, Holders of the Debentures are entitled to the benefits provided in the Security Agreement. By accepting this Debenture, the Holder hereof agrees to be bound by the terms of the Security Agreement.

     6.   Conversion Rights.

          (a) The Holder of this Debenture has the right (the "Conversion Right"), exercisable at his, her or its option at any time during which the principal amount of this Debenture is outstanding, to convert this Debenture, but only in whole, into eighty four thousand seven hundred forty-six (84,746) shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), subject to adjustment in certain circumstances as provided herein.

          (b) The Conversion Right is exercisable upon surrender of this Debenture, together with a conversion notice, in the form attached hereto as Exhibit A, duly executed and completed, evidencing the election of the Holder to exercise the Conversion Right, to the Company's principal office at 121-03 Dupont Street, Plainview, New York 11803. The registered owner of this Debenture shall become the record Holder of the shares of Common Stock issuable upon conversion as of the date of exercise of the Conversion Right (the "Conversion Date"). The shares issued in connection with the Conversion Right shall be registered initially in the name of the Holder, and delivered to the Holder no later than two (2) business days after receipt of a properly completed conversion notice. Upon conversion, the Company shall pay to the Holder accrued but unpaid interest on this Debenture up to, but excluding, the Conversion Date.

          (c) In case, at any time or from time to time after the date of issuance of this Debenture ("Issuance Date"), the Company shall issue or sell shares of its Common Stock (other than any Common Stock issuable upon (i) conversion of the Debentures, (ii) exercise of those certain Amended and Restated Series A Warrants dated March 7, 1996 to purchase 600,000 shares of Common Stock ("Series A Warrants"), (iii) exercise by each of Murray H. Feigenbaum and Jerome Deutsch (the "Principals") of his option to purchase 100,000 shares of Common Stock at a price of $.10 per share ("Principals' Options"), (iv) exercise of those certain Amended and Restated Series B Warrants dated March 7, 1996 to purchase 1,500,000 shares of Common Stock ("Series B Warrants"), (v) conversion of the Company's $300,000 Amended and Restated 12% Convertible Subordinated Debentures ("1995 Debentures"), (vi) exercise of those certain Series C Warrants dated March 7, 1996 to purchase an aggregate of 2,542,380 shares of Common Stock ("Series C Warrants"), (vii) exercise of those certain Series D Warrants dated March 7, 1996 to purchase an aggregate of 2,830,200 shares of Common Stock ("Series D Warrants"), (viii) exercise of those certain Series E Warrants dated March 7, 1996 to purchase 1,000,000 shares of the Company's Common Stock ("Series E Warrants" and together with the Series A, B, C and D Warrants, "Warrants"), (ix) exercise of those certain Stock Options, dated March 7, 1996 to purchase 1,000,000 shares of Common Stock issued to Richard K. Laird ("Laird Options") and (x) conversion of the Company's up to 30 shares of Series A 12% Cumulative Convertible Redeemable Preferred Stock
("Preferred   Stock"  and  together  with  the  1995   Debentures,   the  Senior
Subordinated Debentures, the Warrants, the Laird Options, the Principals' Options and any shares of Common Stock issuable upon conversion or exercise thereof, the "Subject Securities")) for a consideration per share less than $.30 per share ("Trigger Price"), or, if a Pro Forma Adjusted Trigger Price
(hereinafter defined) shall be in effect as provided below in this paragraph (c), then less than such Pro Forma Adjusted Trigger Price per share, then and in each such case the Holder of this Debenture, upon the conversion hereof as provided in paragraph (a) hereof, shall be entitled to receive, in lieu of the shares of Common Stock theretofore receivable upon the conversion of this Debenture, a number of shares of Common Stock determined by (a) dividing the Trigger Price by a Pro Forma Adjusted Trigger Price per share to be computed as provided below in this paragraph (c), and (b) multiplying the resulting quotient by the number of shares of Common Stock into which this Debenture is then convertible. A Pro Forma Adjusted Trigger Price per share shall be the price computed (to the nearest cent, a fraction of half cent or more being considered a full cent):

               by dividing (i) the sum of (x) the result obtained by multiplying the number of shares of Common Stock of the Company outstanding immediately prior to such issue or sale by the Trigger Price (or, if a Pro Forma Adjusted Trigger Price shall be in effect, by such Price), and (y) the consideration, if any, received by the Company upon such issue or sale, by (ii) the number of shares of Common Stock of the Company outstanding immediately after such issue or sale.

For the purpose of this paragraph (c):

               (i) In case the Company splits its Common Stock or shall declare any dividend, or make any other distribution, upon any stock of the Company of any class payable in Common Stock, or in any stock or other securities directly or indirectly convertible into or exchangeable for Common Stock (any such stock or other securities being hereinafter called "Convertible Securities"), such split, declaration or distribution shall be deemed to be an issue or sale (as of the record date for such split, dividend or other distribution), without consideration, of such Common Stock or such Convertible Securities, as the case may be.

               (ii) In case the Company shall issue or sell any Convertible Securities other than the Subject Securities, there shall be determined the price per share for which Common Stock is issuable upon the conversion or exchange thereof, such determination to be made by dividing (a) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (b) the maximum number of shares of Common Stock of the

     Company issuable upon the conversion or exchange of all such Convertible Securities.

               If the price per share so determined shall be less than the Trigger Price (or, if a Pro Forma Adjusted Trigger Price shall be in effect, less than such Price) as of the date of such issue or sale, then such issue or sale shall be deemed to be an issue or sale for cash (as of the date of issue or sale of such Convertible Securities) of such maximum number of shares of Common Stock at the price per share so determined, provided that, if such Convertible Securities shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration, if any, payable to the Company, or in the rate of exchange, upon the conversion or exchange thereof, the Pro Forma Adjusted Trigger Price per share shall, forthwith upon any such increase becoming effective, be readjusted to reflect the same, and provided, further, that upon the expiration of such rights of conversion or exchange of such Convertible Securities, if any thereof shall not have been exercised, the Pro Forma Adjusted Trigger Price per share shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were those issued or sold upon the conversion or exchange of such Convertible Securities, and that they were issued or sold for the consideration actually received by the Company upon such conversion or exchange, plus the consideration, if any, actually received by the Company for the issue or sale of all such Convertible Securities which shall have been converted or exchanged.

               (iii) In case the Company shall grant any rights or options to subscribe for, purchase or otherwise acquire Common Stock of any class other than the Subject Securities, there shall be determined the price per share for which Common Stock is issuable upon the exercise of such rights or options, such determination to be made by dividing (a) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options, by (b) the maximum number of shares of Common Stock issuable upon the exercise of such rights or options.

               If the price per share so determined shall be less than the Trigger Price (or, if a Pro Forma Adjusted Trigger Price shall be in effect, less than such Price) as of the date of such issue or sale, then the granting of such rights or options shall be deemed to be an issue or sale for cash (as of the date of the granting of such rights or options) of such maximum number of shares of

     Common Stock at the price per share so determined, provided that, if such rights or options shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration, if any, payable to the Company upon the exercise thereof, the Pro Forma Adjusted Trigger Price per share shall, forthwith upon any such increase becoming effective, be readjusted to reflect the same, and provided, further, that upon the expiration of such rights or options, if any thereof shall not have been exercised, the Pro Forma Adjusted Trigger Price per share shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were those issued or sold upon the exercise of such rights or options and that they were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised.

               (iv) In case the Company shall grant any rights or options to subscribe for, purchase or otherwise acquire Convertible Securities, such Convertible Securities shall be deemed, for the purposes of subparagraph
     (iii) above, to have been issued or sold for the total amount received or receivable by the Company as consideration for the granting of such rights or options plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options, provided that, upon the expiration of such rights or options, if any thereof shall not have been exercised, the Pro Forma Adjusted Trigger Price per share shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made upon the basis that the only Convertible Securities so issued or sold were those issued or sold upon the exercise of such rights or options and that they were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised.

               (v) In case any shares of stock or other securities, other than Common Stock of the Company, shall at any time be receivable upon the conversion of this Debenture, and in case any additional shares of such stock or any additional such securities (or any stock or other securities convertible into or exchangeable for any such stock or securities) shall be issued or sold for a consideration per share such as to dilute the purchase rights evidenced by this Debenture, then and in each such case the Pro Forma Adjusted Trigger Price per share shall forthwith be adjusted, substantially in the manner provided for above in this paragraph (c), so as to protect the holder of this Debenture against the effect of such dilution.

               (vi) In case any shares of Common Stock or Convertible Securities or any rights or options to subscribe for, purchase or otherwise acquire any Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, after deducting any expenses incurred and any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale.

               (vii) In case any shares of Common Stock or Convertible Securities or any rights or options to subscribe for, purchase or otherwise acquire any Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash (or a consideration which includes cash, if any cash constitutes a part of the assets of a corporation or business substantially all of the assets of which are being received a such consideration) then, for the purpose of this paragraph (c), the Board of Directors of the Company shall promptly determine the fair value of such consideration, and such Common Stock, Convertible Securities, rights or options shall be deemed to have been issued or sold on the date of such determination in good faith. Such value shall not be more than the amount at which such consideration is recorded in the books of the Company for accounting purposes except in the case of an acquisition accounted for on a pooling of interest basis. In case any Common Stock or Convertible Securities or any rights or options to subscribe for, purchase or otherwise acquire any Common Stock or Convertible Securities shall be issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, the Board of Directors of the Company shall promptly determine what part of the consideration so received is to be deemed to be the consideration for the issue or sale of such Common Stock or Convertible Securities or such rights or options.

               The Company covenants and agrees that, should any determination of fair value of consideration or of allocation of consideration be made by the Board of Directors of the Company, pursuant to this subparagraph (vii), it will, not less than seven (7) days after any and each such determination, deliver to the holder of this Debenture a certificate signed by the President or a Vice President and the Treasurer or an Assistant Treasurer of the Company reciting such value as thus determined and setting forth the nature of the transaction for which such determination was required to be made, the nature of any consideration, other than cash, for which Common Stock, Convertible Securities, rights or options have been or are to be issued, the basis for its valuation, the number of shares of Common Stock which have been or are to be issued, and a description of any Convertible Securities, rights or options which have been or are to be issued, including their number, amount and terms.

               (viii) In case the Company shall take a record of the holders of shares of its stock of any class for the purpose of entitling them (a) to receive a dividend or a distribution payable in Common Stock or in Convertible Securities, or (b) to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Common Stock issued or sold or deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution, or the date of the granting of such rights of subscription, purchase or other acquisition, as the case may be.

               (ix) The number of shares of Common Stock outstanding at any given time shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock, but shall exclude shares in the treasury of the Company.

               (x) Following each computation or readjustment of a Pro Forma Adjusted Trigger Price as provided in this paragraph (c), the newly computed or adjusted Pro Forma Adjusted Trigger Price shall remain in effect until a further computation or readjustment thereof is required by this paragraph (c).

               (xi) In case at any time or from time to time after the Issuance Date the holders of the Common Stock of the Company of any class (or any other shares of stock or other securities at the time receivable upon the exercise of this Debenture) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive:

                    (A) other or additional stock or other securities or property (other than cash) by way of dividend;

                    (B) any cash paid or payable out of capital or paid-in surplus or surplus created as a result of a revaluation of property by way of dividend; or

                    (C) other or additional (or less) stock or other securities or property (including cash) by way of stock-split, spin-off, split-off, split-up, reclassification, combination of shares or similar corporate rearrangement;

(other than additional shares of Common Stock issued to holders of Common Stock as a stock dividend or stock-split, adjustments in respect of which shall be covered by the provisions of this paragraph (c)), then in each case the holder of this Debenture, upon the conversion hereof as provided in paragraph (a) hereof, shall be entitled to receive, in lieu of, or in addition to, as the case may be, the shares theretofore receivable upon the conversion of this Debenture, the amount of stock or other securities or property (including cash in the cases referred to in clauses (B) and (C) above) which such holder would hold on the date of such exercise if, on the Issuance Date, he, she or it had been the holder of record of the number of shares of Common Stock of the Company into which this Debenture is convertible and had thereafter, during the period from the Issuance Date to and including the date of such conversion, retained such shares and/or all other or additional (or less) stock or other securities or property (including cash in the cases referred to in clauses (B) and (C) above) receivable by him, her or it as aforesaid during such period, giving effect to all adjustments called for during such period by paragraph (c) and subparagraph
(xii) hereof.

               (xii) In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time deliverable on the conversion of this Debenture) after the date hereof, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all its assets to another corporation, then and in each such case the holder of this Debenture, upon the conversion hereof as provided in paragraph (a) hereof, at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had converted this Debenture immediately prior thereto, all subject to further adjustments as provided for herein; in each such case, the terms of this Debenture shall be applicable to the shares of stock or other securities or property receivable upon the conversion of this Debenture after such consummation.

               (xiii) The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Debenture, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder hereof against dilution or other impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of stock receivable upon the conversion of this Debenture above the amount payable therefor upon such exercise, and at all times will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable stock upon the conversion of this Debenture.

               (xiv) In each case of an adjustment in the number of shares of Common Stock or other stock, securities or property receivable on the conversion of this Debenture, at the request of the holder of this Debenture the Company at its expense shall promptly cause independent public accountants of recognized standing, selected by the Company, to compute such adjustment in accordance with the terms of this Debenture and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of (A) the consideration received or to be received by the Company for any additional shares issued or sold or deemed to have been issued or sold, (B) the number of shares of Common Stock outstanding or deemed to be outstanding and (C) the Pro Forma Adjusted Trigger Price. The Company will forthwith mail a copy of each such certificate to the holder of this Debenture.

               (xv) In case:

                    (A) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the conversion of this Debenture) for the purpose of entitling or enabling them to receive any dividend (other than a cash or stock dividend at the same rate as the rate of the last cash or stock dividend theretofore paid) or other distribution, or to exercise any preemptive right pursuant to the Company's charter, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

                    (B) of  any  capital  reorganization  of  the  Company,  any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

                    (C) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the holder of this Debenture a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the times, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Debenture) shall be entitled to exchange their shares of Common Stock of any class (or such other stock or securities) for reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up or (iii) the amount and character of the stock or other securities proposed to be issued or granted, the date of such proposed issuance or grant and the persons or class of persons to whom such stock or other securities ar to be offered, issued or granted. Such notice shall be mailed at least thirty (30) days prior to the date therein specified.

               (xvi) The Company will at all times reserve and keep available, solely for insurance and delivery upon the conversion of this Debenture and other similar Debentures, such shares of Common Stock and other stock, securities and property as from time to time shall be issuable upon the exercise of this Debenture and all other similar Debentures at the time outstanding.

               (xvii) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Debenture and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in an amount reasonably satisfactory to it, or (in the case of mutilation) upon surrender and cancellation thereof, the Company will issue, in lieu thereof, a new Debenture of like tenor.

               (xviii) (A) Within 90 days after the date hereof, the Company will file a registration statement ("Registration Statement") with the Securities and Exchange Commission ("SEC") covering the Subject Securities (other than the Debentures, the 1995 Debentures and the Preferred Stock) and the shares of Common Stock issuable upon conversion of the Debentures and the Subject Securities (collectively "Registrable Securities"), and will use its best efforts to cause the Registration Statement to become effective on or prior to the ninetieth day after such filing and to keep the Registration Statement effective for a period of seven years from the date it is declared effective by the SEC.

                    (B) The following provisions shall be applicable to the Registration Statement:

                         (aa) The Company will use its best efforts to cause the
               Registration Statement to become effective as promptly as possible, and if any stop order shall be issued by the SEC in connection therewith to use its reasonable efforts to obtain the removal of such order. Following the effective date of the Registration Statement, the Company shall, upon the request of the holder, forthwith supply such reasonable number of copies of the Registration Statement, preliminary prospectus and prospectus meeting the requirements of the Act, and other documents necessary or incidental to a public offering of the Registrable Securities, as shall be reasonably requested by the holder to permit the holder to make a public distribution of its, his or her Registrable Securities. The Company will use its reasonable efforts to qualify the Registrable Securities for sale in such states as the holder of Registrable Securities shall reasonably request, provided that no such qualification will be required in any jurisdiction where, solely as a result thereof, the Company would be subject to service of general process or to taxation or qualification as a foreign corporation doing business in such jurisdiction. The obligations of the Company hereunder with respect to the holder's Registrable Securities are expressly conditioned on the holder's furnishing to the Company such appropriate information concerning the holder, the holder's Registrable Securities and the terms of the holder's offering of such Registrable Securities as the Company may reasonably request.

                         (bb) The  Company  shall pay all  expenses  incurred in
               complying with the provisions of this subparagraph (xviii), including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel to the Company, securities law and blue sky fees and expenses and the expenses of any regular and special audits incident to or required by any such registration. All underwriting discounts and selling commissions applicable to the sales of the Registrable Securities, and any state or federal transfer taxes payable with respect to the sales of the Registrable Securities and all fees and disbursements of counsel for the

               Holder,   if  any,  in  each  case  arising  in  connection  with
               registration of the Registrable Securities shall be payable by the Holder.

                         (cc) In connection with the registration of the Registrable Securities pursuant to this subparagraph (xviii), the Company shall indemnify and hold harmless the Holder, its affiliates, officers, directors, partners, employees, agents and representatives, each person, if any, who controls the Holder within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any person claiming by or through any of them (collectively, the "Indemnified Persons") from and against all losses, claims, damages, expenses or liabilities (or actions in respect thereof) arising out of or are based upon any untrue statement of any material fact contained in the Registration Statement or alleged untrue statement, under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and will reimburse the Indemnified Persons for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to any Indemnified Person to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission made in the Registration Statement, said preliminary prospectus or said final prospectus or said amendment or supplement or any document incident thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder.

                         (dd) The Holder will  indemnify  and hold  harmless the
               Company and each person,  if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, each officer of the Company who signs the Registration Statement and each director of the Company from and against any and all such losses, claims, damages or liabilities arising from any untrue statement in, or omission from, the Registration Statement, any such preliminary or final prospectus, amendment, or supplement or document incident thereto if the statement or omission in respect of which such loss, claim, damage or liability is asserted was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Holder for use in connection with the preparation of the Registration Statement or such prospectus or amendment or supplement thereof.

                         (ee) The  reimbursements  required by clauses  (cc) and
               (dd) shall be made by periodic payments during the course of the investigation or defense as and when bills are received or expenses incurred; provided, however, that to the extent that an indemnified party receives periodic payments for legal or other expenses during the course of an investigation or defense, and such party subsequently received payments for such expenses from any other parties to the proceeding, such payments shall be used by the indemnified party to reimburse the indemnifying party for such periodic payments. Any party which proposes to assert the right to be indemnified under clause (cc) or (dd) will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against any indemnified party hereunder, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served, but the failure to so notify such indemnifying party of any such action, suit or proceeding shall not relieve the indemnifying party from any obligation which it may have to any indemnified party hereunder unless and only to the extent that the indemnifying party is prejudiced by said lack of notice. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expense, other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its own counsel in any such action, but the reasonable fees and expenses  of  such  counsel  shall  be at  the  expense  of  such indemnified party, when and as incurred, unless (A) the employment of counsel by such indemnified party has been authorized by the indemnifying party, (B) the indemnified party has reasonably concluded (based on advice of counsel), that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party, (C) the indemnified party shall have reasonably concluded (based on advice of counsel) that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of defense of such action (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party), or (D) the indemnifying party shall not in fact have employed counsel to assume the defense of such action within 15 days after receipt of notice of such action. An indemnifying party shall not be liable for any settlement or any action or claim effected without its consent.

                         (ff)  If  the  indemnification  provided  for  in  this
               subparagraph (xviii) is unavailable to any indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth herein, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                         (gg) The Company and the Holder agree that it would not
               be just and equitable if contribution pursuant to clause (ff) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding any other provision hereof, in no event shall the contribution obligation of the Holder be greater in amount than the excess of (A) the dollar amount of net proceeds received by the Holder upon the sale of the securities giving rise to such contribution obligation over (B) the dollar amount of any damages that the Holder has otherwise been required to pay by reason of the untrue or alleged untrue statement or omission or alleged omission giving rise to such obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                         (hh) Neither the filing of the  Registration  Statement
               by the Company pursuant to this Agreement nor the making of any request for prospectuses by the holder shall impose upon the holder any obligation to sell his, her or its Registrable Securities.

                         (ii)  The  holder,  upon  receipt  of  notice  from the
               Company that an event has occurred which requires a post-effective amendment to the Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of his, her or its Registrable Securities until the holder receives a copy of a supplemented or amended prospectus from the Company, which the Company shall provide as soon as practicable after such notice.

                    (C) In the event (a) the Registration Statement is not filed by the Company with the SEC on or prior to the ninetieth (90th) day after the date hereof, or (b) the Registration Statement has not been declared effective by the SEC on or prior to the one hundred eightieth (180th) day after the date hereof, the annual interest rate on the Debentures shall be the rate per annum ("Default Rate") which is 12% increased by one and one-half percent (1-1/2%) per annum for the first three (3) months immediately following the expiration of such ninety (90) day period or one hundred eighty (180) day period, as the case may be, and by an additional one-half of one percent (1/2%) per annum at the beginning of each subsequent thirty (30) day period thereafter, until such time as the requirements of clause (a) or (b) above, as the case may be, have been satisfied, at which time all increases in the interest rate borne by the Debentures resulting from the operation of this sentence shall terminate and the interest rate borne by the Debentures shall revert to the rate that otherwise would be in effect but for the operation of this sentence; provided, however, that in no event shall the interest rate borne by the Debentures exceed seventh percent (17%) per annum pursuant to this sentence.

     7.   Covenants.

          (a) Affirmative Covenants: The Company will, and with respect to the agreements set forth in subsections (i) through (viii) hereof, will cause each subsidiary to:

               (i) with respect to its properties, assets and business, maintain insurance against loss or damage, to the extent that property, assets and businesses of similar character are usually so insured by companies similarly situated and operating like properties, assets or businesses with responsible insurance companies satisfactory to the Majority Holders said insurance to indicate the Agent (as defined in the Security Agreement) as an additional insured;

               (ii) duly pay and discharge all taxes or other claims which might become a lien upon any of its properties except to the extent that such items are being in good faith appropriately contested;

               (iii) maintain, preserve and keep its properties in good repair, working order and condition, and make all reasonable repairs, replacements, additions, betterments and improvements thereto;

               (iv) conduct its business in substantially the same manner and in substantially the same fields as such business is now carried on and conducted;

               (v) comply with all statutes, rules and regulations and maintain its corporate existence;

               (vi)   provide  the   Holders   with  the   following   financial
     information:

                    (A) annually, as soon as available, but in any event within one hundred twenty (120) days after the last day of each fiscal year, audited financial statements, including balance sheets as of the last day of the fiscal year and statements of income and retained earnings and changes in financial condition for such fiscal year each prepared in accordance with generally accepted accounting principles ("GAAP"), consistently applied for the period and prior periods by independent Certified Public Accountants satisfactory to the Majority Holders;

                    (B) as soon as available, but in any event within forty-five
          (45) days after the end of each fiscal quarter, internally prepared financial statements of the Company each prepared in accordance with GAAP and jobs-in-progress reports for said period and prior periods;

                    (C) within a reasonable time after a written request therefor, such other financial data or information as such Holders may reasonably request from time to time;

                    (D) at the same time as it delivers the financial statements required under the provisions of subsections (A) and (B) hereof, a certificate signed by the president or the chief financial, or accounting, officer of the Company, to the effect that no Event of Default hereunder or material default under any other agreement to which the Company is a party or by which it is bound, or by which any of its properties or assets may be affected, and no event which, with the giving of notice or the lapse of time, or both, would constitute such an Event of Default, has occurred;

                    (E) on a monthly basis, no later than the tenth (10th) day after each such month, backlog reports and accounts receivable agings of the Company;

               (vii) permit each Holder to make or cause to be made, inspections and audits of any books, records and papers of the Company and of any parent or subsidiary thereof and to make extracts therefrom at all such reasonable times and as often as such Holders may reasonably require;

               (viii) immediately give notice to the Holders that an Event of Default has occurred or that an event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, has occurred and specifying the action which the Company has taken and proposes to take with respect thereto.

     (b)  Financial Covenants:

               (1) at June 30,  1996,  the Company shall maintain a Tangible Net
     Worth equal to the greater of (a) $4,500,000, or (b) the sum of $4,500,000 and any net profit after taxes for the fiscal year ending June 30, 1996 (as calculated in accordance with GAAP) less any preferred dividends (as such shall have been declared during such fiscal year). At each fiscal year end thereafter, the Company shall maintain a Tangible Net Worth equal to the greater of (a) the required Tangible Net Worth required hereunder for the immediately preceding fiscal year, or (b) the sum of said required Tangible Net Worth and any net profit after taxes for the fiscal year then ending (as calculated in accordance with GAAP) less any preferred dividends (as such shall have been declared during such fiscal year). For purposes hereof "Tangible Net Worth" shall mean, at any date, (i) the net book value of assets (other than patents, patent rights, trademarks, trade names, franchises, copyrights, licenses, permits, goodwill and other intangible assets classified as such in accordance with GAAP) after all appropriate adjustments in accordance with GAAP (including, without limitation, reserves for doubtful receivables, obsolescence, depreciation and amortization) plus (ii) subordinated indebtedness, in each case computed in accordance with GAAP;

               (2) As of each June 30 and December 31 of each fiscal year, commencing with June 30, 1996, the Company shall maintain an excess of Current Assets to Current Liabilities of not less than 2.75 to 1.0. For purposes hereof, "Current Assets" shall be defined as the aggregate amount of all current assets of the Company and its subsidiaries, including prepaid items such as insurance, taxes, interest, commissions and rents as may be properly classified as such in accordance with GAAP, other than goodwill and such other assets as are properly classified as "intangible assets" or deferred assets. In determining the value of assets hereunder, investments in Persons other than subsidiaries shall be taken at cost or fair market value, whichever is less. For purposes hereof, "Current Liabilities" shall be defined as the aggregate amount of all current liabilities of the Company and its subsidiaries determined in accordance with GAAP;

               (3) As of each June 30 and December 31 of each fiscal year, commencing June 30, 1996, the Company shall maintain Working Capital of not less than $5,500,000. For purposes hereof, Working Capital shall be defined as Current Assets less Current Liabilities;

               (4) As of each June 30 and December 31 of each fiscal year, commencing June 30, 1996, the Company shall maintain a ratio of Total Liabilities (calculated in accordance with GAAP excluding debt pursuant to the Debentures as hereinafter defined) to Tangible Net Worth of not more than 1.25 to 1.0;

               (5) the Company shall maintain a Debt Service Coverage ratio of not less than 1.05: 1 at fiscal year end June 30, 1996 and 1.20: 1 at fiscal year end June 30, 1997. For purposes hereof "Debt Service Coverage" shall be defined as earnings before interest taxes, depreciation and amortization for the fiscal year ending on the date of determination divided by the sum of current maturities of long term debt plus interest expense whether paid or accrued plus preferred dividends declared during such fiscal year (as all of the aforementioned are calculated in accordance with GAAP).

     (c) Negative Covenants: The Company will not, and will not permit any subsidiary to:

               (i) create,  incur,  assume or suffer to exist any  liability for borrowed money, except (A) indebtedness to the Bank or any other financial institution constituting "Senior Debt" hereunder; (B) indebtedness contemplated by the Debentures and the 1995 Debentures; (C) other indebtedness for borrowed money (whether or not constituting a refinancing of existing indebtedness) so long as (x) such indebtedness is not secured by collateral securing repayment of this loan, (y) such indebtedness contains provisions reasonably satisfactory to the Majority Holders subordinating the payment of principal and interest thereon to the prior payment of principal and interest on the Debentures, and (z) the incurrence of which will not cause an Event of Default, or an event which with notice or the lapse of time or both would constitute an Event of Default, hereunder;

               (ii) create, incur, assume or suffer to exist, any mortgage, pledge, lien or encumbrance of or upon or security interest in, any of its property or assets now owned or hereafter acquired except (A) mortgages, liens, pledges and security interests securing Senior Debt and the Debentures; (B) other liens, charges and encumbrances incidental to the conduct of its business or the ownership of its property and assets which are not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not materially impair the use thereof in the operation of its business; (C) liens for taxes or other governmental charges which are not delinquent or which are being contested in good faith and for which a reserve shall have been established in accordance with GAAP; (D) liens granted to secure purchase money financing of equipment, provided such liens are limited to the equipment financed; and (E) liens granted to refinance unencumbered equipment provided such liens are limited to the equipment refinanced and the incurrence of which will not cause a default hereunder or in any other Senior Debt;

               (iii) assume, endorse, be or become liable for or guarantee the obligations of any other person except by the endorsement of negotiable instruments for deposit or collection in the ordinary course of business;

               (iv) (A) terminate any pension plan so as to result in any material liability to The Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (the "PBGC"), (B) engage in or permit any person to engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1954, as amended) involving any pension plan which would subject the Company to any material tax, penalty or other liability, (C) incur or suffer to exist any material "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, involving any pension plan, or (D) allow or suffer to exist any event or condition, which presents a material risk of incurring a material liability to the PBGC by reason of termination of any pension plan;

               (v) amend, supplement or modify the terms of the Subject Securities or increase the outstanding amount of any Subject Securities without the prior consent of the Majority Holders;

               (vi) enter into any merger or consolidation unless the Company shall be the surviving entity in any such merger or consolidation, and after giving effect to the transaction no Event of Default and no event which with the giving of notice or passage of time or both would constitute an Event of Default shall have occurred and be continuing, or liquidate, wind-up or dissolve itself or sell, transfer or lease or otherwise dispose of all or any substantial part of its assets;

               (vii) lend or advance money, credit or property to or invest in (by capital contribution, loan, purchase or otherwise) any firm, corporation, or other person except (A) investments in United States Government obligations and certificates of deposit of any bank institution with combined capital and surplus of at least $200,000,000, (B) trade credit, (C) security deposits, or acquire or otherwise cause any other entity to become a subsidiary of the Company (as used herein the term "subsidiary" means any corporation or other organization, whether incorporated or unincorporated, of which the Company or any other subsidiary of the Company beneficially owns a majority of the voting or economic interests) and (D) indebtedness to Murray H. Feigenbaum and Jerome Deutsch in the aggregate amount of $60,000 existing on the date hereof;

               (viii) declare or pay any dividends or distributions on account of its capital stock or purchase, redeem, retire or otherwise acquire any of its capital stock or any securities convertible into, exchangeable for, or giving any person the right to acquire or otherwise subscribe for, any shares of the Company's capital stock; provided, however, that so long as no Event of Default or event which, with the giving of notice, the lapse of time, or both would constitute an Event of Default hereunder has occurred and is continuing, the Company may pay regular quarterly dividends on the Preferred Stock in accordance with the terms thereof; or

               (ix) engage in any transaction with any person or entity who directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the Company (an "Affiliate"), other than ordinary director and compensation arrangements with Affiliates serving as officers and/or directors of the Company and other than transactions with Affiliates entered into in the ordinary course of business on terms which are at least as favorable to the Company as those available from unrelated third parties. As used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the Company, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlled" and "controlling" have meanings correlative thereto.

     8.  Events of Default.

     (a) Definition. For the purposes of this Debenture, an Event of Default hereunder will be deemed to have occurred if:

          (i) the Company fails to pay the principal amount of this Debenture when due (whether upon the Due Date, upon acceleration or otherwise), whether or not such payment is prohibited by paragraph 4 hereof;

          (ii) the Company fails to pay any interest, premium or penalty on the Debenture when due and such failure has continued for a period of ten (10) days;

          (iii) the Company fails to perform or observe the provisions set forth in Paragraphs 7(b) or 7(c) hereof;

          (iv) the Company fails to perform or observe any provision contained in the Debenture or the Security Agreement (other than those specifically covered by the other provisions of this paragraph 8(a)) and, if such failure is capable of being cured, such failure continues for a period of 30 days after the Company's receipt of written notice thereof;

          (v) the Company shall have failed to pay when due any amount due and owing under any indebtedness of the Company for borrowed money or any other default or event of default shall have occurred (and shall have continued beyond the expiration of any applicable grace period) under any indebtedness of the Company for borrowed money which would permit the holder thereof to accelerate the maturity thereof or there shall have been an acceleration of the stated maturity of any indebtedness of the Company for borrowed money;

          (vi) the Security Agreement shall at any time after its execution and delivery and for any reason cease to be effective to constitute a valid and perfected lien and security interest in and to the Collateral (as defined therein) or if any of the provisions of the Security Agreement that permit the Secured Party (as defined therein) to exercise its remedies in accordance with the Uniform Commercial Code of the State of New York cease to be in full force and effect;

          (vii) the Company makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Company as bankrupt or insolvent; or any order for relief with respect to the

     Company is entered under the Federal Bankruptcy Code; or the Company petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Company or of any substantial part of the assets of the Company, or commences any proceeding relating to the Company under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction ("Insolvency Event or Proceeding"); or any such petition or application is filed, or any such proceeding is commenced, against the Company and either
     (y) the Company by any act indicates its approval thereof, consents thereto or acquiescence therein or (z) such petition application or proceeding is not dismissed within 60 days;

          (viii) a final judgment which in the aggregate with other outstanding final judgments against the Company exceeds $250,000 shall be rendered against the Company and within 90 days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within 90 days after the expiration of such stay, such judgment is not discharged;

          (ix) any person or "group" (as defined in Rule 13d-5 promulgated under the Exchange Act), other than SFM Group, Ltd. or Phipps, Teman & Company, L.L.C., acquires or otherwise obtains the right (whether by contract, through the ownership of securities or pursuant to any proxy or consent arrangement, voting trust or otherwise) to appoint, elect or cause the election of a majority of the Board of Directors of the Company;

          (x) any representation or warranty made by the Company in the Unit Purchase Agreement, dated March 7, 1996 between the Company and the original Holder of this Debenture, the Security Documents (as defined in such Unit Purchase Agreement), or any other certificate or instrument delivered in connection therewith shall have been untrue in any material respect when made; or

          (xi) the Registration Statement shall not have become effective within 270 days after the date hereof.

     (b)      Consequences of Events of Default.

          (i) If any Event of Default (other than the type described in subparagraph 8(a)(vii) above) has occurred, the Holder or Holders of Debentures representing a majority of the aggregate principal amount of Debentures then outstanding (the "Majority Holders") may demand (by written notice delivered to the Company) immediate payment of all or any portion of the outstanding principal amount of the Debentures owed by such Holder or Holders. If such Majority Holders demand immediate payment of all or any portion of such Holder's or Holders' Debentures, the Company will, to the extent permitted under the provisions of paragraph 4 hereof, immediately pay to such Holder or Holders the principal amount of the Debentures requested to be paid
     (plus accrued interest hereon). If an Event of Default of the type described in subparagraph 8(a)(vii) above has occurred, then all of the outstanding principal amount of the Debentures shall automatically be immediately due and payable without any action on the part of any Holders of the Debenture.

          (ii) If an Event of Default has occurred, each Holder of the Debentures will also have any other rights which such Holder may have pursuant to applicable law, in each case provided such rights are consistent with the provisions of paragraph 4 hereof.

     9. Amendment and Waiver. Except as otherwise expressly provided herein, the provisions of this Debenture may be amended and the Company may take any action herein prohibited and exercise all remedies available to them under the Security Agreement, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Majority Holders, provided, however, neither the interest rate or principal amounts payable under the Debentures, the dates on which interest or principal under the Debentures is due nor the obligations to make payments on the Debentures on a pro rata basis shall be amended without the prior written consent of each Holder affected thereby, and of each holder of Senior Debt, and further provided, however, that any amendment or waiver which might in any way adversely affect the holders of Senior Debt, including, but not limited to, any amendment or waiver affecting the provisions of paragraph 4 or this paragraph 9 shall require the prior written consent of each holder of Senior Debt. Any amendment or waiver effected in accordance with this paragraph 9 shall be binding upon each Holder of this Debenture and each future Holder of this Debenture.

     10. Cancellation. After all principal and accrued interest at any time owed on this Debenture has been paid in full, this Debenture will be surrendered to the Company for cancellation and will not be reissued.

     11. Place of Payment. Payments of principal and interest are to be delivered to the Holder at the office of the Company, 121-03 Dupont Street, Plainview, New York 11803, or to such other address or to the attention of such other Person as specified by prior written notice to the Company.

     12. Waiver of Presentment, Demand and Dishonor. The Company hereby waives presentment for payment, protest, demand, notice of protest, notice of non-payment and diligence with respect to this Debenture, and waives and renounces all rights to the benefit of any statute of limitations or any moratorium, appraisement, exemption or homestead now provided or that hereafter may be provided by any federal or applicable state statute, including but not limited to exemptions provided by or allowed under the Federal Bankruptcy Code, both as to itself and as to all of its property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Debenture and any and all extensions, renewals and modifications hereof.

     No failure on the part of the Holder hereof or of any other Debentures to exercise any right or remedy hereunder with respect to the Company, whether before or after the happening of an Event of Default, shall constitute a waiver of any future Event of Default or of any other Event of Default. No failure to accelerate the debt of the Company evidenced hereby by reason of an Event of Default or indulgence granted from time to time shall be construed to be a waiver of the right to insist upon prompt payment thereafter; or shall be deemed to be a novation of this Debenture or a reinstatement of such debt evidenced hereby or a waiver of such right of acceleration or any other right, or be construed so as to preclude the exercise of any right Holder may have, whether by the laws of the state governing this Debenture, by agreement or otherwise; and the Company hereby expressly waives the benefit of any statute or rule of law or equity that would produce a result contrary to or in conflict with the foregoing.

     13. Usury. The Holder and the Company intend that the obligations evidenced by this Debenture conform strictly to the applicable usury laws from time to time in force. All agreements between the Company and Holder, whether now existing or hereafter arising and whether oral or written, hereby are expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid to Holder, or collected by Holder, by or on behalf of the Company for the use, forbearance or detention of the money to be loaned to the Company hereunder or otherwise, or for the payment or performance of any covenant or obligation contained herein of the Company to Holder, or in any other document evidencing, securing or pertaining to such indebtedness evidenced hereby, exceed the maximum amount permissible under applicable usury law. If under any circumstances whatsoever fulfillment of any provision hereof or any other document, at the time performance of such provisions shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if under any circumstances Holder ever shall receive from or on behalf of the Company an amount deemed interest, by applicable law, which would exceed the highest lawful rate, such amount that would be excessive interest under applicable usury laws shall be applied to the reduction of the Company's principal amount owing hereunder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal and such other indebtedness, the excess shall be deemed to have been a payment made by mistake and shall be refunded to the Company or to any other person making such payment on the Company's behalf.

     14. Governing Law. The validity, construction and interpretation of this Debenture will be governed by the internal laws, but not the law of conflicts and choices of law, of the State of New York.

     IN WITNESS WHEREOF, the Company has executed and delivered this 12% Convertible Senior Subordinated Debenture this 7th day of March, 1996.

                                                LOGIMETRICS, INC.



                                                By:_____________________________
                                                   Name:   Murray H. Feigenbaum
                                                   Title:  President

                                    EXHIBIT A

                               ELECTION TO CONVERT


                  (All capitalized terms used and not otherwise
                     defined herein shall have the meanings
                 assigned to them in the 12% Convertible Senior
                             Subordinated Debenture)


LogiMetrics, Inc.
121-03 Dupont Street
Plainview, NY  11803

TO WHOM IT MAY CONCERN:

     The undersigned registered owner of the attached 12% Convertible Senior Subordinated Debenture hereby irrevocably exercises the option to convert such Debenture into Common Stock of LogiMetrics, Inc. in accordance with the terms thereof, and directs that any shares issuable and deliverable upon the conversion be issued in the name of and delivered to the undersigned.



           _________________________________________________________
                            [Name of Debentureholder]


Dated:  ______________, 199_

                                                            EXHIBIT B

                                FORM OF WARRANT


 THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND CANNOT BE SOLD OR TRANSFERRED UNLESS AND UNTIL THEY ARE SO REGISTERED OR UNLESS AN EXEMPTION UNDER SUCH ACT
    OR LAWS IS AVAILABLE. THE TRANSFERABILITY OF THESE SECURITIES IS FURTHER
       SUBJECT TO THE PROVISIONS OF A UNIT PURCHASE AGREEMENT DATED AS OF
      MARCH 7, 1996 BY AND BETWEEN THE COMPANY AND CERBERUS PARTNERS, L.P.


                                LOGIMETRICS, INC.

                          Common Stock Purchase Warrant
                                    Series C


     LOGIMETRICS, INC. (the "Company"), a Delaware corporation, hereby certifies that, for value received, Cerberus Partners, L.P., or assigns, is entitled, subject to the terms set forth below, to purchase from the Company Eighty Four Thousand Seven Hundred Forty Six (84,746) fully paid and non-assessable shares of Common Stock of the Company, at a purchase price, subject to the provisions of Paragraph 3 hereof, of one cent ($.01) per share (the "Purchase Price") at any time prior to the seventh anniversary of the original date of issuance hereof. The number and character of such shares are subject to adjustment as provided below, and the term "Common Stock" shall mean, unless the context otherwise requires, the stock or other securities or property at the time deliverable upon the exercise of this Warrant. This Warrant is herein called the "Warrant". This Warrant is one of a series of warrants to purchase 2,542,080 shares of Common Stock ("Series C Warrants").

     1. EXERCISE OF WARRANT. The purchase rights evidenced by this Warrant shall be exercised by the holder hereof ("Holder") surrendering this Warrant, with the form of subscription at the end hereof duly executed by such Holder, to the Company at its office in Plainview, New York, accompanied by payment (in cash or by certified or official bank check). This Warrant may be exercised for less than the full number of shares of Common Stock at the time called for hereby, in which case the number of shares receivable upon the exercise of this Warrant as a whole, and the sum payable upon the exercise of this Warrant as a whole, shall be proportionately reduced. Upon any such partial exercise, the Company at its expense will forthwith issue to the Holder hereof a new Warrant or Warrants of like tenor calling for the number of shares of Common Stock as to which rights have not been exercised, such Warrant or Warrants to be issued in the name of the Holder hereof or his nominee.

     2. DELIVERY OF STOCK CERTIFICATES ON EXERCISE. As soon as practicable after the exercise of this Warrant and payment of the Purchase Price, and in any event within five (5) days thereafter, the Company, at its expense, will cause to be issued in the name of and delivered to the Holder hereof a certificate or certificates for the number of fully paid and non-assessable shares or other securities or property to which such Holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share.

     3. ADJUSTMENT FOR ISSUE OR SALE OF COMMON STOCK AT LESS THAN PURCHASE PRICE. In case, at any time or from time to time after the date of issuance of this Warrant ("Issuance Date"), the Company shall issue or sell shares of its Common Stock (other than any Common Stock issuable upon (i) conversion of the Company's Amended and Restated 12% Convertible Subordinated Debentures dated as of July 14, 1995 ("1995 Debentures"), (ii) exercise of those certain Amended and Restated Series A Warrants dated March 7, 1996 to purchase 600,000 shares of Common Stock ("Series A Warrants"), (iii) exercise by each of Murray H. Feigenbaum and Jerome Deutsch (the "Principals") of their right to purchase 100,000 shares of Common Stock at a price of $.10 per share ("Principals' Options"), (iv) exercise of those certain Amended and Restated Series B Warrants dated March 7, 1996 to purchase 1,500,000 shares of Common Stock ("Series B Warrants"), (v) conversion of the Company's 12% Convertible Senior Subordinated Debentures dated March 7, 1996 ("Senior Subordinated Debentures"), (vi) exercise of those certain Series D Warrants dated March 7, 1996 to purchase an aggregate of 2,830,200 shares of Common Stock ("Series D Warrants"), (vii) exercise of those certain Series E Warrants dated March 7, 1996 to purchase 1,000,000 shares of the Company's Common Stock ("Series E Warrants" and together with the Series A, B, C and D Warrants, "Warrants"), (viii) exercise of those certain Stock Options, dated March 7, 1996 to purchase 1,000,000 shares of Common Stock issued to Richard K. Laird ("Laird Options") and (ix) conversion of the Company's 30 shares of Series A 12% Cumulative Convertible Redeemable Preferred Stock ("Preferred Stock" and together with the 1995 Debentures, the Senior Subordinated Debentures, the Warrants, the Laird Options, the Principals' Options and any shares of Common Stock issuable upon conversion or exercise thereof, the "Subject Securities")), for a consideration per share less than thirty cents ($.30) per share (the "Trigger Price") (or, if a Pro Forma Adjusted Trigger Price shall be in effect as provided below in this Paragraph 3, then less than such Pro Forma Adjusted Trigger Price per share), then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Paragraph 1 hereof, shall be entitled to receive, in lieu of the shares of Common Stock theretofore receivable upon the exercise of this Warrant, a number of shares of Common Stock determined by (a) dividing the Trigger Price by a Pro Forma Adjusted Trigger Price per share to be computed as provided below in this Paragraph 3, and (b) multiplying the resulting quotient by the number of shares of Common Stock called for on the face of this Warrant. A Pro Forma Adjusted Trigger Price per share shall be the price computed (to the nearest cent, a fraction of half cent or more being considered a full cent):

          by dividing (i) the sum of (x) the result obtained by multiplying the number of shares of Common Stock of the Company outstanding immediately prior to such issue or sale by the Trigger Price (or, if a Pro Forma Adjusted Trigger Price shall be in effect, by such Price), and (y) the consideration, if any, received by the Company upon such issue or sale, by (ii) the number of shares of Common Stock of the Company outstanding immediately after such issue or sale.

For the purpose of this Paragraph 3:

     3.1. Stock Splits, Dividends, etc., in Common Stock or Convertible Securities. In case the Company splits its Common Stock or shall declare any dividend, or make any other distribution, upon any stock of the Company of any class payable in Common Stock, or in any stock or other securities directly or indirectly convertible into or exchangeable for Common Stock (any such stock or other securities being hereinafter called "Convertible Securities"), such split, declaration or distribution shall be deemed to be an issue or sale (as of the record date for such split, dividend or other distribution), without consideration, of such Common Stock or such Convertible Securities, as the case may be.

     3.2. Issuance or Sale of Convertible Securities. In case the Company shall issue or sell any Convertible Securities other than the Subject Securities, there shall be determined the price per share for which Common Stock is issuable upon the conversion or exchange thereof, such determination to be made by dividing (a) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (b) the maximum number of shares of Common Stock of the Company issuable upon the conversion or exchange of all such Convertible Securities.

     If the price per share so determined shall be less than the Trigger Price (or, if a Pro Forma Adjusted Trigger Price shall be in effect, less than such Price) as of the date of such issue or sale, then such issue or sale shall be deemed to be an issue or sale for cash (as of the date of issue or sale of such Convertible Securities) of such maximum number of shares of Common Stock at the price per share so determined, provided that, if such Convertible Securities shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration, if any, payable to the Company, or in the rate of exchange, upon the conversion or exchange thereof, the Pro Forma Adjusted Trigger Price per share shall, forthwith upon any such increase becoming effective, be readjusted to reflect the same, and provided, further, that upon the expiration of such rights of conversion or exchange of such Convertible Securities, if any thereof shall not have been exercised, the Pro Forma Adjusted Trigger Price per share shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were those issued or sold upon the conversion or exchange of such Convertible Securities, and that they were issued or sold for the consideration actually received by the Company upon such conversion or exchange, plus the consideration, if any, actually received by the Company for the issue or sale of all such Convertible Securities which shall have been converted or exchanged.

     3.3. Grant of Rights or Options for Common Stock. In case the Company shall grant any rights or options to subscribe for, purchase or otherwise acquire Common Stock of any class other than the Subject Securities, there shall be determined the price per share for which Common Stock is issuable upon the exercise of such rights or options, such determination to be made by dividing
(a) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options, by (b) the maximum number of shares of Common Stock issuable upon the exercise of such rights or options.

     If the price per share so determined shall be less than the Trigger Price (or, if a Pro Forma Adjusted Trigger Price shall be in effect, less than such Price) as of the date of such issue or sale, then the granting of such rights or options shall be deemed to be an issue or sale for cash (as of the date of the granting of such rights or options) of such maximum number of shares of Common Stock at the price per share so determined, provided that, if such rights or options shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration, if any, payable to the Company upon the exercise thereof, the Pro Forma Adjusted Trigger Price per share shall, forthwith upon any such increase becoming effective, be readjusted to reflect the same, and provided, further, that upon the expiration of such rights or options, if any thereof shall not have been exercised, the Pro Forma Adjusted Trigger Price per share shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were those issued or sold upon the exercise of such rights or options and that they were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised.

     3.4. Grant of Rights or Options for Convertible Securities. In case the Company shall grant any rights or options to subscribe for, purchase or otherwise acquire Convertible Securities, such Convertible Securities shall be deemed, for the purposes of subparagraph 3.2. above, to have been issued or sold for the total amount received or receivable by the Company as consideration for the granting of such rights or options plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options, provided that, upon the expiration of such rights or options, if any thereof shall not have been exercised, the Pro Forma Adjusted
Trigger Price per share shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made upon the basis that the only Convertible Securities so issued or sold were those issued or sold upon the exercise of such rights or options and that they were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised.

     3.5. Dilution in Case of Other Stock or Securities. In case any shares of stock or other securities, other than Common Stock of the Company, shall at any time be receivable upon the exercise of this Warrant, and in case any additional shares of such stock or any additional such securities (or any stock or other securities convertible into or exchangeable for any such stock or securities) shall be issued or sold for a consideration per share such as to dilute the purchase rights evidenced by this Warrant, then and in each such case the Pro Forma Adjusted Trigger Price per share shall forthwith be adjusted, substantially in the manner provided for above in this Paragraph 3, so as to protect the Holder of this Warrant against the effect of such dilution.

     3.6. Expenses, etc., Deducted. In case any shares of Common Stock or Convertible Securities or any rights or options to subscribe for, purchase or otherwise acquire any Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, after deducting any expenses incurred and any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale.

     3.7. Determination of Consideration. In case any shares of Common Stock or Convertible Securities or any rights or options to subscribe for, purchase or otherwise acquire any Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash (or a consideration which includes cash, if any cash constitutes a part of the assets of a corporation or business substantially all of the assets of which are being received a such consideration) then, for the purpose of this Paragraph 3, the Board of Directors of the Company shall promptly determine the fair value of such consideration, and such Common Stock, Convertible Securities, rights or options shall be deemed to have been issued or sold on the date of such determination in good faith. Such value shall not be more than the amount at which such consideration is recorded in the books of the Company for accounting purposes except in the case of an acquisition accounted for on a pooling of interest basis. In case any Common Stock or Convertible Securities or any rights or options to subscribe for, purchase or otherwise acquire any Common Stock or Convertible Securities shall be issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, the Board of Directors of the Company shall promptly determine what part of the consideration so received is to be deemed to be the consideration for the issue or sale of such Common Stock or Convertible Securities or such rights or options.

     The Company covenants and agrees that, should any determination of fair value of consideration or of allocation of consideration be made by the Board of Directors of the Company, pursuant to this subparagraph 3.7, it will, not less than seven (7) days after any and each such determination, deliver to the Holder of this Warrant a certificate signed by the President or a Vice President and the Treasurer or an Assistant Treasurer of the Company reciting such value as thus determined and setting forth the nature of the transaction for which such determination was required to be made, the nature of any consideration, other than cash, for which Common Stock, Convertible Securities, rights or options have been or are to be issued, the basis for its valuation, the number of shares of Common Stock which have been or are to be issued, and a description of any Convertible Securities, rights or options which have been or are to be issued, including their number, amount and terms.

     3.8. Record Date Deemed Issue Date. In case the Company shall take a record of the Holders of shares of its stock of any class for the purpose of entitling them (a) to receive a dividend or a distribution payable in Common Stock or in Convertible Securities, or (b) to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Common Stock issued or sold or deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution, or the date of the granting of such rights of subscription, purchase or other acquisition, as the case may be.

     3.9. Shares Considered Outstanding. The number of shares of Common Stock outstanding at any given time shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock, but shall exclude shares in the treasury of the Company.

     3.10. Duration of Pro Forma Adjusted Trigger Price. Following each computation or readjustment of a Pro Forma Adjusted Trigger Price as provided in this Paragraph 3, the newly computed or adjusted Pro Forma Adjusted Trigger Price shall remain in effect until a further computation or readjustment thereof is required by this Paragraph 3.

     4. ADJUSTMENT FOR DIVIDENDS IN OTHER STOCK, PROPERTY, ETC.; RECLASSIFICATIONS, ETC. In case at any time or from time to time after the Issuance Date the Holders of the Common Stock of the Company of any class (or any other shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockHolders, shall have become entitled to receive:

          (a) other or additional stock or other securities or property (other than cash) by way of dividend;

          (b) any cash paid or payable out of capital or paid-in surplus or surplus created as a result of a revaluation of property by way of dividend; or

          (c) other or additional (or less) stock or other securities or property (including cash) by way of stock-split, spin-off, split-off, split-up, reclassification, combination of shares or similar corporate rearrangement;

(other than additional shares of Common Stock issued to Holders of Common Stock as a stock dividend or stock-split, adjustments in respect of which shall be covered by the provisions of Paragraph 3 hereof), then in each case the Holder of this Warrant, upon the exercise hereof as provided in Paragraph 1 hereof, shall be entitled to receive, in lieu of, or in addition to, as the case may be, the shares theretofore receivable upon the exercise of this Warrant, the amount of stock or other securities or property (including cash in the cases referred to in clauses (b) and (c) above) which such Holder would hold on the date of such exercise if, on the Issuance Date, he had been the Holder of record of the number of shares of Common Stock of the Company called for on the face of this Warrant and had thereafter, during the period from the Issuance Date to and including the date of such exercise, retained such shares and/or all other or additional (or less) stock or other securities or property (including cash in the cases referred to in clauses (b) and (c) above) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by Paragraphs 3 and 5 hereof.

     5. ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time deliverable on the exercise of this Warrant) after the date hereof, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all its assets to another corporation, then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Paragraph 1 hereof, at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustments as provided in Paragraphs 3 and 4 hereof; in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

     6. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder hereof against dilution or other impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and at all times will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable stock upon the exercise of this Warrant.

     7. ACCOUNTANTS' CERTIFICATE AS TO ADJUSTMENTS. In each case of an adjustment in the number of shares of Common Stock or other stock, securities or property receivable on the exercise of this Warrant, at the request of the Holder of this Warrant the Company at its expense shall promptly cause independent public accountants of recognized standing, selected by the Company, to compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of (a) the consideration received or to be received by the Company for any additional shares issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock outstanding or deemed to be outstanding and (c) the Pro Forma Adjusted Trigger Price. The Company will forthwith mail a copy of each such certificate to the Holder of this Warrant.

     8. NOTICES OF RECORD DATE, ETC. In case:

          (a) the Company shall take a record of the Holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend (other than a cash or stock dividend at the same rate as the rate of the last cash or stock dividend theretofore paid) or other distribution, or to exercise any preemptive right pursuant to the Company's charter, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

          (b)  of   any   capital    reorganization   of   the   Company,    any
               reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

          (c) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the times, if any is to be fixed, as of which the Holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock of any class (or such other stock or securities) for reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up or (iii) the amount and character of the stock or other securities proposed to be issued or granted, the date of such proposed issuance or grant and the persons or class of persons to whom such stock or other securities ar to be offered, issued or granted. Such notice shall be mailed at least thirty (30) days prior to the date therein specified.

     9. RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANTS. The Company will at all times reserve and keep available, solely for insurance and delivery upon the exercise of this Warrant and other similar Warrants, such shares of Common Stock and other stock, securities and property as from time to time shall be issuable upon the exercise of this Warrant and all other similar Warrants at the time outstanding.

     10. REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in an amount reasonably satisfactory to it, or (in the case of mutilation) upon surrender and cancellation thereof, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     11. REMEDIES. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default by the Company in its performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that the same may be specifically enforced.

     12. NEGOTIABILITY, ETC. This Warrant is issued upon the following terms, to all of which each taker or owner hereof consents and agrees:

          (a) Title to this warrant may be transferred by endorsement (by the Holder hereof executing the form of assignment at the end hereof including guaranty of signature) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery.

          (b) Any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is granted power to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of every such bona fide purchaser, and every such bona fide purchaser shall acquire title hereto and to all rights represented hereby.

          (c) Until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder of this Warrant as the absolute owner hereof for all purposes without being affected by any notice to the contrary.

     13. SUBDIVISION OF RIGHTS. This Warrant (as well as any new warrants issued pursuant to the provisions of this paragraph) is exchangeable, upon the surrender hereof by the Holder hereof, at the principal office of the Company for any number of new warrants of like tenor and date representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock of the Company which may be subscribed for and purchased hereunder.

     14. REGISTRATION RIGHTS.

          a. Registration. Within 90 days after the date hereof, the Company will file a registration statement ("Registration Statement") with the Securities and Exchange Commission ("SEC") covering the Warrants and shares of Common Stock issuable upon conversion of the 1995 Debentures, the Senior Subordinated Debentures and the Preferred Stock, and upon exercise of the Warrants and the Laird Options as well as Common Stock owned by the Principals and issuable upon exercise of the Principals' Options (collectively "Registrable Securities"), and will use its best efforts to cause the Registration Statement to become effective on or prior to the ninetieth day after such filing and to keep the Registration Statement effective for a period of seven years from the date it is declared effective by the SEC.

          b. Additional Terms. Except as otherwise expressly stated herein, the following provisions shall be applicable to the Registration Statement:

               (i) The Company will use its best efforts to cause the Registration Statement to become effective as promptly as possible, and if any stop order shall be issued by the SEC in connection therewith to use its reasonable efforts to obtain the removal of such order. Following the effective date of the Registration Statement, the Company shall, upon the request of the Holder, forthwith supply such reasonable number of copies of the Registration Statement, preliminary prospectus and prospectus meeting the requirements of the Act, and other documents necessary or incidental to a public offering of the Registrable Securities, as shall be reasonably requested by the Holder to permit the Holder to make a public distribution of its, his or her Registrable Securities. The Company will use its reasonable efforts to qualify the Registrable Securities for sale in such states as the Holder of Registrable Securities shall reasonably request, provided that no such qualification will be required in any jurisdiction where, solely as a result thereof, the Company would be subject to service of general process or to taxation or qualification as a foreign corporation doing business in such jurisdiction. The obligations of the Company hereunder with respect to the Holder's Registrable Securities are expressly conditioned on the Holder's furnishing to the Company such appropriate information concerning the Holder, the Holder's Registrable Securities and the terms of the Holder's offering of such Registrable Securities as the Company may reasonably request.

               (ii) The Company shall pay all expenses incurred in complying with the provisions of this Paragraph 14, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel to the Company, securities law and blue sky fees and expenses and the expenses of any regular and special audits incident to or required by any such registration. All underwriting discounts and selling commissions applicable to the sales of the
     Registrable Securities, and any state or federal transfer taxes payable with respect to the sales of the Registrable Securities and all fees and disbursements of counsel for the Holder, if any, in each case arising in connection with registration of the Registrable Securities shall be payable by the Holder.

               (iii) In connection with the registration of the Registrable Securities pursuant to this Paragraph 14, the Company shall indemnify and hold harmless the Holder, its affiliates, officers, directors, partners, employees, agents and representatives, each person, if any, who controls the Holder within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any person claiming by or through any of them (collectively, the "Indemnified Persons") from and against all losses, claims, damages, expenses or liabilities (or actions in respect thereof) arising out of or are based upon any untrue statement of any material fact contained in the Registration Statement or alleged untrue statement, under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and will reimburse the Indemnified Persons for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to any Indemnified Person to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission made in the Registration Statement, said preliminary prospectus or said final prospectus or said amendment or supplement or any document incident thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder.

               (iv) The Holder will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, each officer of the Company who signs the Registration Statement and each director of the Company from and against any and all such losses, claims, damages or liabilities arising from any untrue statement in, or omission from, the Registration Statement, any such preliminary or final prospectus, amendment, or supplement or document incident thereto if the statement or omission in respect of which such loss, claim, damage or liability is asserted was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Holder for use in connection with the preparation of the Registration Statement or such prospectus or amendment or supplement thereof.

               (v) The  reimbursements  required by clauses (iii) and (iv) shall be made by periodic payments during the course of the investigation or defense as and when bills are received or expenses incurred; provided, however, that to the extent that an indemnified party receives periodic payments for legal or other expenses during the course of an investigation or defense, and such party subsequently received payments for such expenses from any other parties to the proceeding, such payments shall be used by the indemnified party to reimburse the indemnifying party for such periodic payments. Any party which proposes to assert the right to be indemnified under clause (iii) or (iv) will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against any indemnified party hereunder, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served, but the failure to so notify such indemnifying party of any such action, suit or proceeding shall not relieve the indemnifying party from any obligation which it may have to any indemnified party hereunder unless and only to the extent that the indemnifying party is prejudiced by said lack of notice. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expense, other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its own counsel in any such action, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party, when and as incurred, unless (A) the employment of counsel by such indemnified party has been authorized by the indemnifying party, (B) the indemnified party has reasonably concluded (based on advice of counsel), that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party, (C) the indemnified party shall have reasonably concluded (based on advice of counsel) that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of defense of such action (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party), or (D) the indemnifying party shall not in fact have employed counsel to assume the defense of such action within 15 days after receipt of notice of such action. An indemnifying party shall not be liable for any settlement or any action or claim effected without its consent.

               (vi) If the indemnification provided for in this Paragraph 14 is unavailable to any indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth herein, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

               (vii) The Company and the Holder agree that it would not be just and equitable if contribution pursuant to clause (vi) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding any other provision hereof, in no event shall the contribution obligation of the Holder be greater in amount than the excess of (A) the dollar amount of proceeds received by the Holder upon the sale of the securities giving rise to such contribution obligation over (B) the dollar amount of any damages that the Holder has otherwise been required to pay by reason of the untrue or alleged untrue statement or omission or alleged omission giving rise to such obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (viii) Neither the filing of the Registration Statement by the Company pursuant to this Agreement nor the making of any request for prospectuses by the Holder shall impose upon the Holder any obligation to sell his, her or its Registrable Securities.

               (ix) The Holder, upon receipt of notice from the Company that an event has occurred which requires a post-effective amendment to the Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of his, her or its Registrable Securities until the Holder receives a copy of a supplemented or amended prospectus from the Company, which the Company shall provide as soon as practicable after such notice.

     15. MAILING OF NOTICES, ETC. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first-class certified mail, postage prepaid, to the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing.

     16. HEADINGS, ETC. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect the meaning hereof.

     17. CHANGE, WAIVER, ETC. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     18. GOVERNING LAW. This Series C Warrant shall be construed and enforced in accordance with the laws of the State of New York.

                                                     LOGIMETRICS, INC.


                                                     By:_____________________

Dated:  March 7, 1996

Attest:


________________________________

                  [To be signed only upon exercise of Warrant]


To LOGIMETRICS, INC.:

     The undersigned, the Holder of the within Series C Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ______________shares of Common Stock of LOGIMETRICS, INC. and herewith makes payment of $___________ therefor, and requests that the certificates for such shares be issued in the name of, and be delivered to, ________________, whose address is _____________________.


Dated:

__________________________
________________________________________________________________________________
                             (Signature must conform in all respects to name of
                              Holder as specified on the face of the Warrant)


                              Address:


________________________________________________________________________________

                  [To be signed only upon transfer of Warrant]



     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________ the right represented by the within Series C Warrant to purchase the _____________ shares of the Common Stock of LOGIMETRICS, INC. to which the within Series C Warrant relates, and appoints ________________________ attorney to transfer said right on the books of LOGIMETRICS, INC. with full power of substitution in the premises.

Dated:



________________________________________________________________________________
                              (Signature  must  conform   in  all  respects  to
                               name of Holder as specified on the face of the Warrant)

                               Address:

________________________________________________________________________________

________________________________________________________________________________

In the presence of


______________________________________